FIDELITY

(REGISTERED TRADEMARK)

EXPORT AND MULTINATIONAL
FUND
ANNUAL REPORT
AUGUST 31, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The managers' review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of the major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    16  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   20  Notes to the financial statements.

REPORT OF INDEPENDENT   24  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           25

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998      PAST 1  LIFE OF
                                   YEAR    FUND

FIDELITY EXPORT AND MULTINATIONAL  -2.35%  119.31%

FIDELITY EXPORT AND MULTINATIONAL  -5.28%  112.73%
(INCL. 3.00% SALES CHARGE)

S&P 500 (registered trademark)     8.10%   128.68%

Growth Funds Average               -1.95%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 930 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998           PAST 1  LIFE OF
                                        YEAR    FUND

FIDELITY EXPORT AND MULTINATIONAL       -2.35%  22.24%

FIDELITY EXPORT AND MULTINATIONAL       -5.28%  21.29%
(INCL. 3.00% SALES CHARGE)

S&P 500                                 8.10%   23.56%

Growth Funds Average                    -1.95%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Export and Multinational    S&P 500
             00332                       SP001
  1994/10/04       9700.00                    10000.00
  1994/10/31      10252.90                    10405.06
  1994/11/30       9932.80                    10026.11
  1994/12/31       9942.83                    10174.80
  1995/01/31       9729.22                    10438.63
  1995/02/28      10185.58                    10845.42
  1995/03/31      10418.61                    11165.47
  1995/04/30      10942.94                    11494.29
  1995/05/31      11389.59                    11953.72
  1995/06/30      12583.90                    12231.41
  1995/07/31      13516.04                    12637.00
  1995/08/31      13807.33                    12668.72
  1995/09/30      14302.53                    13203.34
  1995/10/31      13083.96                    13156.20
  1995/11/30      13371.84                    13733.76
  1995/12/31      13146.10                    13998.27
  1996/01/31      12753.38                    14474.77
  1996/02/29      13104.76                    14608.95
  1996/03/31      12846.39                    14749.64
  1996/04/30      14717.02                    14967.05
  1996/05/31      15843.54                    15353.05
  1996/06/30      14799.70                    15411.54
  1996/07/31      13993.57                    14730.66
  1996/08/31      15347.46                    15041.33
  1996/09/30      16887.37                    15887.86
  1996/10/31      16933.63                    16326.04
  1996/11/30      18180.93                    17560.13
  1996/12/31      18226.32                    17212.26
  1997/01/31      19205.65                    18287.68
  1997/02/28      18073.98                    18431.06
  1997/03/31      16898.79                    17673.73
  1997/04/30      17170.83                    18728.85
  1997/05/31      19183.88                    19869.06
  1997/06/30      20533.18                    20759.20
  1997/07/31      21991.28                    22411.01
  1997/08/31      21784.53                    21155.54
  1997/09/30      23808.47                    22314.23
  1997/10/31      22880.80                    21568.93
  1997/11/30      22674.22                    22567.36
  1997/12/31      22544.27                    22954.84
  1998/01/31      23007.87                    23208.72
  1998/02/28      24279.46                    24882.54
  1998/03/31      25431.84                    26156.77
  1998/04/30      25272.89                    26419.91
  1998/05/31      24345.69                    25965.75
  1998/06/30      26054.39                    27020.48
  1998/07/31      25882.20                    26732.71
  1998/08/31      21272.68                    22867.69
IMATRL PRASUN   SHR__CHT 19980831 19980909 121435 R00000000000050
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export and Multinational Fund on October 4, 1994, when the fund started and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1998, the value of the investment would have grown to $21,273 - a 112.73% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,868 - a 128.68% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
After successfully staring down
the Asian, Russian and Latin
American bear markets for most
of the year, the U.S. bull market
finally blinked - and hard - on
the last day of the 12-month
period ending August 31, 1998.
On that day, the Dow Jones
Industrial Average sank 512.61
points - a drop that Wilshire
Associates called the largest
single-day loss of market value
ever - erasing all previous gains
for the year. It was also the climax
to a period that saw the Dow - a
measure of 30 blue-chip stocks -
lose over 1000 points in August,
and fall nearly 20% since its
record high of 9337.97 on July 17,
1998. The domestic news was not
all bad, however. Unemployment
remained near record lows.
Millions of homeowners took
advantage of falling interest rates
to refinance their homes and, in
many cases, pay off credit debt.
Furthermore, the rate of inflation
also remained low. For the
12-month period ending August 31,
the Standard & Poor's 500 Index -
a measure of the U.S. stock market
- produced a return of 8.10%.
But as one might expect in a
period characterized by extreme
volatility worldwide, tense investor
sentiment was affirmed by a flight
to safety into money markets and
bond funds, which helped to
produce a record-low yield of
5.25% on the U.S.
Government-backed 30-year
Treasury bond.

NOTE TO SHAREHOLDERS: The following is an interview with Jason Weiner
(left), who managed Fidelity Export and Multinational Fund during the period covered by this report, and Adam Hetnarski, who has been associate portfolio manager of the fund and becomes manager effective September 21, 1998.
Q. HOW DID THE FUND PERFORM, JASON?
J.W. The tough times continued for exporters. For the 12 months that ended August 31, 1998, the fund returned -2.35%. This trailed the growth funds average, which returned -1.95% over the same period according to Lipper Analytical Services. The Standard & Poor's 500 Index returned 8.10% for the 12 months that ended August 31, 1998.
Q. WHAT FACTORS CONSPIRED TO HURT PERFORMANCE?
J.W. Many of the fund's multinational positions - which are typically larger companies with business exposure to multiple international markets - were hurt dramatically by worldwide market volatility. Economic problems continued to haunt Southeast Asia, Russia and Japan, for example, and since these markets account for considerable worldwide product demand, stocks such as Gillette were negatively affected. Another factor involved the average size of the stocks in which the fund was invested. I made a concerted effort to add more larger-capitalization stocks to the fund's mix because the stock market continued to punish small- and medium-sized stocks. While I did accomplish this goal to some extent, many of the fund's small- and medium-sized stocks - which accounted for roughly half the portfolio at the end of the period - detracted from performance.
Q. DID YOU EMPLOY ANY STRATEGIES TO TRY TO OFFSET THESE PROBLEMS?
J.W. I tried a couple of things. First, I bulked up the fund's health care weighting. For some time now, health care stocks - particularly pharmaceuticals - have registered solid results. In general, health-care stocks are not as economically sensitive as others. The fund experienced good results from drug-makers Schering-Plough - which produces the popular allergy drug Claritin - and Warner-Lambert, which benefited from the success of Lipitor, a drug aimed at treating high cholesterol. I also tried to find opportunities among companies that are considered the leaders in their respective fields. The fund's investments in Intel, Microsoft and America Online typified this strategy.
Q. WHILE MANY ARE CONSIDERED EXPENSIVE FOR THE EARNINGS THEY PRODUCE, INTERNET STOCKS HAVE BECOME POPULAR AMONG INVESTORS. WAS THE FUND REPRESENTED IN THIS AREA?
J.W. The fund had only one so-called Internet stock in its portfolio, but that one stock - America Online - produced terrific results. AOL's success can be traced to rapid growth in both subscriber counts and on-line advertising. I've talked to a few companies that advertise on AOL, and they've been pleased with the results. Another indirect Internet play was Time Warner, which crept into the fund's list of top holdings. Time Warner is a multi-dimensional media company with many valuable assets, and it has been working on developing a cable TV modem service that will offer direct Internet access.
Q. WHICH STOCKS PERFORMED WELL? WHICH DIDN'T?
J.W. Positive contributors included Schering-Plough and Sabre Group Holdings, a company that specializes in providing reservation booking systems and information technology assistance to the transportation industry. Disappointments included Gillette, disk-drive component supplier Read-Rite and Saville Systems, which provides services to the telecommunications industry. All three of these positions were hurt by lower-than-expected earnings.
Q. TURNING TO YOU, ADAM, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS? A.H. Unfortunately, it looks like more of the same. Economies all over the world are slowing, and I think we may see the beginnings of a slowdown in both the U.S. and Europe. If so, that will put additional pressure on export and multinational companies. Taking the theory that the glass is half-full, however, volatility can often present attractive buying opportunities. I hope to gradually improve the performance of the fund by picking the most appealing of those opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ADAM HETNARSKI DISCUSSES HIS
APPROACH TO INVESTING AND
WHAT'S IN STORE FOR THE FUND:
"I'm a growth investor. When I'm
considering a potential investment,
I put a lot of credence in a company's
ability to sustain its revenue growth.
Ideally, I like to find companies that
I feel can sustain their revenue
growth over time, while not losing
money during that growth process.
With that last thought in mind, I pay
particularly close attention to a
company's ability to finance its
own growth plans.
"In terms of the fund itself, I'm
going to try to do two things from
the outset. First, I plan to continue
Jason's efforts to increase the
average size of the stocks within
the portfolio. Since continued
global volatility is likely, larger
stocks may continue to lead the
market. Second, I may also reduce
some of the fund's service-related
investments. Many of these
positions are smaller in size and
reducing them will help in
accomplishing the first goal."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in the equity securities
of U.S. companies that are
expected to benefit from
exporting or selling their
goods or services outside the
U.S.
FUND NUMBER: 332
TRADING SYMBOL: FEXPX
START DATE: October 4, 1994
SIZE: as of August 31, 1998,
more than $357 million
MANAGER: Adam Hetnarski,
since September 1998;
associate portfolio manager,
Fidelity Export and
Multinational Fund, July
1998-September 1998;
manager, Fidelity Select
Technology Portfolio,
1996-1998; analyst,
networking, electronics,
CAD/CAM and other
technology-related industries,
1994-present; joined Fidelity
in 1991.
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF AUGUST 31, 1998

                                      % OF FUND'S   % OF FUND'S INVESTMENTS
                                      INVESTMENTS   IN THESE STOCKS
                                                    6 MONTHS AGO

MCI Communications Corp.               5.1           3.2

Insight Enterprises, Inc.              4.4           3.9

Microsoft Corp.                        4.4           2.3

Monsanto Co.                           4.2           0.0

Time Warner, Inc.                      3.8           1.4

Warner-Lambert Co.                     3.0           0.0

Gillette Co.                           2.8           1.6

Merck & Co., Inc.                      2.4           1.4

Meta Group, Inc.                       2.2           2.1

Sabre Group Holdings, Inc. Class A     1.9           0.2


TOP FIVE MARKET SECTORS AS OF AUGUST 31, 1998

                                               % OF FUND'S   % OF FUND'S INVESTMENTS
                                               INVESTMENTS   IN THESE MARKET SECTORS
                                                             6 MONTHS AGO

TECHNOLOGY                                      26.0          28.4

HEALTH                                          16.8          10.2

MEDIA & LEISURE                                 10.1          8.8

RETAIL & WHOLESALE                              7.5           2.9

SERVICES                                        6.9           12.1


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1998* AS OF FEBRUARY 28, 1998**
ROW: 1, COL: 1, VALUE: 4.1
ROW: 1, COL: 2, VALUE: 95.90000000000001
STOCKS 93.6%
SHORT-TERM
INVESTMENTS 6.4%
FOREIGN
INVESTMENTS 6.0%
STOCKS  95.9%
SHORT-TERM
INVESTMENTS 4.1%
FOREIGN
INVESTMENTS 4.0%
ROW: 1, COL: 1, VALUE: 6.4
ROW: 1, COL: 2, VALUE: 93.59999999999999
*
**


INVESTMENTS AUGUST 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 95.9%

                                                 SHARES                    VALUE (NOTE 1)

BASIC INDUSTRIES - 4.7%

CHEMICALS & PLASTICS - 4.7%

IMC Global, Inc.                                  100,000                  $ 1,837,500

Monsanto Co.                                      278,600                   15,235,938

                                                                            17,073,438

CONSTRUCTION & REAL ESTATE - 1.7%

BUILDING MATERIALS - 1.0%

Masco Corp.                                       155,000                   3,565,000

REAL ESTATE - 0.7%

Stewart Enterprises, Inc. Class A                 6,700                     131,488

Sunterra Corp. (a)                                260,000                   2,388,750

                                                                            2,520,238

TOTAL CONSTRUCTION & REAL ESTATE                                            6,085,238

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES - 0.8%

Breed Technologies, Inc.                          192,100                   1,404,740

Federal-Mogul Corp.                               25,000                    1,334,375

                                                                            2,739,115

ENERGY - 1.0%

OIL & GAS - 1.0%

Amoco Corp.                                       40,000                    1,812,500

Total SA sponsored ADR                            600                       28,838

USX-Marathon Group                                65,000                    1,690,000

                                                                            3,531,338

FINANCE - 5.7%

BANKS - 2.2%

Bank of New York Co., Inc.                        75,000                    1,814,063

BankAmerica Corp.                                 40,000                    2,562,500

Citicorp                                          22,500                    2,432,813

Comerica, Inc.                                    25,000                    1,306,250

                                                                            8,115,626

COMMON STOCKS - CONTINUED

                                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.2%

American Express Co.                              25,000                   $ 1,950,000

Household International, Inc.                     50,000                    1,846,875

MBNA Corp.                                        20,000                    470,000

                                                                            4,266,875

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                                        75,000                    4,260,938

Freddie Mac                                       100,000                   3,950,000

                                                                            8,210,938

TOTAL FINANCE                                                               20,593,439

HEALTH - 16.8%

DRUGS & PHARMACEUTICALS - 11.5%

Forest Laboratories, Inc. (a)                     124,900                   4,090,475

Lilly (Eli) & Co.                                 95,000                    6,222,500

Merck & Co., Inc.                                 75,000                    8,695,313

Natural Alternatives International, Inc. (a)      85,000                    1,190,000

NBTY, Inc. (a)                                    268,600                   2,450,975

Pfizer, Inc.                                      30,000                    2,790,000

Schering-Plough Corp.                             60,000                    5,257,500

Warner-Lambert Co.                                163,200                   10,648,800

                                                                            41,345,563

MEDICAL EQUIPMENT & SUPPLIES - 5.3%

Boston Scientific Corp. (a)                       90,000                    6,232,500

McKesson Corp.                                    60,000                    4,500,000

Sofamor/Danek Group, Inc. (a)                     75,500                    6,299,531

Steris Corp. (a)                                  90,000                    2,148,750

                                                                            19,180,781

TOTAL HEALTH                                                                60,526,344

HOLDING COMPANIES - 0.1%

Triarc Companies, Inc. Class A (a)                25,000                    373,438

INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%

ELECTRICAL EQUIPMENT - 1.2%

American Power Conversion Corp. (a)               55,000                    1,485,000

COMMON STOCKS - CONTINUED

                                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

ELECTRICAL EQUIPMENT - CONTINUED

General Electric Co.                              25,000                   $ 2,000,000

Loral Space & Communications Ltd. (a)             38,400                    609,600

                                                                            4,094,600

INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%

Tyco International Ltd.                           80,000                    4,440,000

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                      8,534,600

MEDIA & LEISURE - 10.1%

BROADCASTING - 7.0%

CBS Corp.                                         133,700                   3,476,200

Chum Ltd. Class B                                 20,300                    550,048

Clear Channel Communications, Inc. (a)            50,000                    2,250,000

Cox Communications, Inc. Class A (a)              25,000                    1,050,000

MediaOne Group, Inc. (a)                          50,000                    2,050,000

Nielson Media Research                            33,699                    303,291

TCA Cable TV, Inc.                                78,400                    1,803,200

Time Warner, Inc.                                 172,000                   13,824,500

                                                                            25,307,239

ENTERTAINMENT - 0.9%

King World Productions, Inc. (a)                  121,300                   2,547,300

Premier Parks, Inc. (a)                           47,800                    776,750

                                                                            3,324,050

LODGING & GAMING - 1.4%

Sun International Hotels Ltd. (a)                 129,800                   4,891,838

RESTAURANTS - 0.8%

McDonald's Corp.                                  50,000                    2,803,125

TOTAL MEDIA & LEISURE                                                       36,326,252

NONDURABLES - 5.6%

AGRICULTURE - 0.9%

Delta & Pine Land Co.                             75,000                    3,220,313

BEVERAGES - 0.9%

Celestial Seasonings, Inc. (a)                    58,500                    2,062,125

Coca-Cola Co. (The)                               20,100                    1,309,013

                                                                            3,371,138

FOODS - 1.0%

McCormick & Co., Inc. (non-vtg.)                  120,000                   3,487,500

COMMON STOCKS - CONTINUED

                                                 SHARES                    VALUE (NOTE 1)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - 2.8%

Gillette Co.                                      242,400                  $ 9,968,700

TOTAL NONDURABLES                                                           20,047,651

RETAIL & WHOLESALE - 7.5%

APPAREL STORES - 1.6%

Abercrombie & Fitch Co. Class A (a)               100,000                   4,300,000

Saks Holdings, Inc. (a)                           70,700                    1,480,281

                                                                            5,780,281

APPLIANCE STORES - 0.3%

Grupo Elektra SA de CV unit                       2,800,000                 1,114,428

DRUG STORES - 1.4%

CVS Corp.                                         133,700                   4,863,338

GENERAL MERCHANDISE STORES - 1.6%

Proffitts, Inc. (a)                               50,000                    1,275,000

Wal-Mart Stores, Inc.                             78,100                    4,588,375

                                                                            5,863,375

RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%

Best Buy Co., Inc. (a)                            73,740                    2,903,513

Circuit City Stores, Inc. - Circuit City Group    50,000                    1,543,750

Henry Schein, Inc. (a)                            125,000                   4,812,500

                                                                            9,259,763

TOTAL RETAIL & WHOLESALE                                                    26,881,185

SERVICES - 6.9%

ADVERTISING - 2.6%

Omnicom Group, Inc.                               115,000                   5,476,875

WPP Group PLC ADR                                 75,000                    4,078,125

                                                                            9,555,000

LEASING & RENTAL - 0.9%

Hertz Corp. Class A                               82,800                    3,125,700

SERVICES - 3.4%

Hagler Bailly, Inc. (a)                           348,300                   6,748,313

IMS Health, Inc.                                  101,100                   5,560,500

                                                                            12,308,813

TOTAL SERVICES                                                              24,989,513

COMMON STOCKS - CONTINUED

                                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - 26.0%

COMMUNICATIONS EQUIPMENT - 1.2%

Cisco Systems, Inc. (a)                           55,000                   $ 4,503,125

COMPUTER SERVICES & SOFTWARE - 14.6%

Affiliated Computer Services, Inc. Class A (a)    75,000                    2,451,563

America Online, Inc.                              83,200                    6,817,200

Autodesk, Inc.                                    45,000                    1,051,875

DST Systems, Inc. (a)                             85,000                    4,802,500

HBO & Co.                                         25,000                    531,250

Meta Group, Inc. (a)                              321,150                   7,948,463

Microsoft Corp. (a)                               164,600                   15,791,313

Sabre Group Holdings, Inc. Class A (a)            216,500                   6,928,000

Saville Systems PLC sponsored ADR (a)             199,000                   3,258,625

Siebel Systems, Inc. (a)                          163,700                   3,069,375

                                                                            52,650,164

COMPUTERS & OFFICE EQUIPMENT - 6.2%

Compaq Computer Corp.                             150,000                   4,190,625

Fore Systems, Inc. (a)                            130,000                   2,242,500

Insight Enterprises, Inc. (a)                     371,700                   15,797,250

                                                                            22,230,375

ELECTRONIC INSTRUMENTS - 0.4%

Waters Corp. (a)                                  27,100                    1,460,013

ELECTRONICS - 3.6%

Alpine Group, Inc. (a)                            214,000                   3,049,500

Intel Corp.                                       95,000                    6,762,813

Vitesse Semiconductor Corp. (a)                   111,400                   3,021,725

                                                                            12,834,038

TOTAL TECHNOLOGY                                                            93,677,715

UTILITIES - 6.6%

TELEPHONE SERVICES - 6.6%

AT&T Corp.                                        8,800                     441,100

IXC Communications, Inc.                          80,000                    1,960,000

MCI Communications Corp.                          364,100                   18,204,991

Qwest Communications International, Inc. (a)      128,271                   3,206,775

                                                                            23,812,866

TOTAL COMMON STOCKS                                           345,192,132
(Cost $354,003,584)



CASH EQUIVALENTS - 4.1%

                                       SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund (b)           14,668,671                 $ 14,668,671
(Cost 14,668,671)

TOTAL INVESTMENT IN SECURITIES - 100%               $ 359,860,803
(Cost $368,672,255)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.58%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $369,646,366. Net unrealized depreciation aggregated $9,785,563, of which $31,089,743 related to appreciated investment securities and $40,875,306 related to depreciated investment securities.
The fund hereby designates approximately $10,726,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                               AUGUST 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $368,672,255) -                         $ 359,860,803
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                   16,531,985

RECEIVABLE FOR FUND SHARES SOLD                                                   218,496

DIVIDENDS RECEIVABLE                                                              129,003

INTEREST RECEIVABLE                                                               58,889

REDEMPTION FEES RECEIVABLE                                                        3,102

OTHER RECEIVABLES                                                                 276,638

 TOTAL ASSETS                                                                     377,078,916

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                   $ 16,227,691

PAYABLE FOR FUND SHARES REDEEMED                                     2,840,032

ACCRUED MANAGEMENT FEE                                               209,555

OTHER PAYABLES AND ACCRUED EXPENSES                                  118,730

 TOTAL LIABILITIES                                                                19,396,008

NET ASSETS                                                                       $ 357,682,908

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                  $ 344,602,429

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                 21,891,993
AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND                     (8,811,514)
ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 22,272,438 SHARES OUTSTANDING                                    $ 357,682,908

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($357,682,908                      $16.06
(DIVIDED BY) 22,272,438 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $16.06)                            $16.56



STATEMENT OF OPERATIONS
                                                              YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME                                                            $ 1,719,623
DIVIDENDS

INTEREST                                                                      1,236,197

 TOTAL INCOME                                                                 2,955,820

EXPENSES

MANAGEMENT FEE                                                $ 2,772,440

TRANSFER AGENT FEES                                            1,170,579

ACCOUNTING FEES AND EXPENSES                                   282,053

NON-INTERESTED TRUSTEES' COMPENSATION                          1,741

CUSTODIAN FEES AND EXPENSES                                    20,996

REGISTRATION FEES                                              42,217

AUDIT                                                          38,149

LEGAL                                                          37,270

MISCELLANEOUS                                                  2,406

 TOTAL EXPENSES BEFORE REDUCTIONS                              4,367,851

 EXPENSE REDUCTIONS                                            (239,712)      4,128,139

NET INVESTMENT INCOME (LOSS)                                                  (1,172,319)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED LOSS OF $147,827    60,700,271
 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                 (1,690)        60,698,581

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                         (62,359,178)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                  786            (62,358,392)

NET GAIN (LOSS)                                                               (1,659,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ (2,832,130)
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                        YEAR ENDED      YEAR ENDED
                                                        AUGUST 31,      AUGUST 31,
                                                        1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ (1,172,319)   $ (526,237)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                60,698,581      102,059,228

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    (62,358,392)    24,664,537

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         (2,832,130)     126,197,528
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS    (91,163,265)    (20,329,494)

SHARE TRANSACTIONS                                       131,254,192     727,939,550
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           89,917,943      20,039,185

 COST OF SHARES REDEEMED                                 (222,316,436)   (668,382,473)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         (1,144,301)     79,596,262
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                          186,612         113,002

  TOTAL INCREASE (DECREASE) IN NET ASSETS                (94,953,084)    185,577,298

NET ASSETS

 BEGINNING OF PERIOD                                     452,635,992     267,058,694

 END OF PERIOD                                          $ 357,682,908   $ 452,635,992

OTHER INFORMATION
SHARES

 SOLD                                                    6,800,437       43,339,446

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 4,924,895       1,216,684

 REDEEMED                                                (12,058,840)    (39,935,185)

 NET INCREASE (DECREASE)                                 (333,508)       4,620,945




FINANCIAL HIGHLIGHTS
                                              YEARS ENDED AUGUST 31,

                                    1998       1997       1996       1995 E
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF       $ 20.02    $ 14.85    $ 14.22    $ 10.00
PERIOD

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D      (.05)      (.02)      (.05)      (.03)

 NET REALIZED AND UNREALIZED GAIN    (.13)      6.05       1.52       4.26
(LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    (.18)      6.03       1.47       4.23

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN              (3.79)     (.86)      (.84)      (.01)

REDEMPTION FEES ADDED TO PAID IN     .01        -          -          -
CAPITAL

NET ASSET VALUE, END OF PERIOD      $ 16.06    $ 20.02    $ 14.85    $ 14.22

TOTAL RETURN B, C                    (2.35)%    41.94%     11.15%     42.34%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000      $ 357,683  $ 452,636  $ 267,059  $ 503,427
OMITTED)

RATIO OF EXPENSES TO AVERAGE NET     .93%       .98%       1.03%      1.22% A
ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .88% F     .91% F     1.00% F    1.22% A
ASSETS
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME       (.25)%     (.13)%     (.39)%     (.27)%
(LOSS)                                                               A
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              281%       429%       313%       245% A

AVERAGE COMMISSION RATE G           $ .0426    $ .0404    $ .0326


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD OCTOBER 4, 1994 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995 A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year. SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,235,840,831 and $1,332,009,873, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets . SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $256,930 on sales of shares of the fund all of which was retained.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $217,425 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $219,911 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,775 and $12,026, respectively, under these arrangements.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
                  PURCHASE    SALES       DIVIDEND VALUE
AFFILIATE         COST        COST        INCOME
Meta Group, Inc.  $ 1,525,806 $ 2,006,891 $ -      $ -
TOTALS            $ 1,525,806 $ 2,006,891 $ -      $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export and Multinational Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Export and Multinational Fund (a fund of the Fidelity Union Street Trust) at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Export and Multinational Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Export and Multinational Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE     10/6/97 12/29/97 10/5/98

RECORD DATE  10/3/97 12/26/97 10/2/98

DIVIDENDS     -       -        -

SHORT-TERM
CAPITAL GAINS $2.05  $1.34    $.62

LONG-TERM
CAPITAL GAINS $.27   $.13     $.15

LONG-TERM
CAPITAL GAIN PERCENTAGES:
28% rate 89.42% 56.94%
20% rate 10.58% 43.06%
A total of 3% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to
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* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD
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EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS
THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY
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IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
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Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
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BOARD OF TRUSTEES
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Robert M. Gates *
Edward C. Johnson 3d
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(2_FIDELITY_LOGOS)SPARTAN(REGISTERED TRADEMARK)

GINNIE MAE
FUND
ANNUAL REPORT
AUGUST 31, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    13  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   17  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   20  THE AUDITORS' OPINION.
ACCOUNTANTS

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998        PAST 1  PAST 5  LIFE OF
                                     YEAR    YEARS   FUND

SPARTAN GINNIE MAE                   8.16%   38.32%  77.44%

LB GNMA                              8.54%   41.04%  N/A

SB GNMA                              8.42%   40.70%  N/A

GNMA FUNDS AVERAGE                   8.34%   35.06%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the Lehman Brothers GNMA Index and the Salomon Brothers GNMA Index, both of which are market capitalization weighted indexes of fixed-rate securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years. To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998   PAST 1  PAST 5  LIFE OF
                                YEAR    YEARS   FUND

SPARTAN GINNIE MAE              8.16%   6.70%   7.75%

LB GNMA                         8.54%   7.12%   N/A

SB GNMA                         8.42%   7.07%   N/A

GNMA FUNDS AVERAGE              8.34%   6.19%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Spartan Ginnie Mae          LB GNMA
             00461                       LB020
  1990/12/31      10000.00                    10000.00
  1991/01/31      10104.29                    10149.46
  1991/02/28      10164.54                    10233.72
  1991/03/31      10239.66                    10307.56
  1991/04/30      10302.26                    10404.24
  1991/05/31      10368.05                    10489.17
  1991/06/30      10380.51                    10509.12
  1991/07/31      10535.21                    10688.74
  1991/08/31      10732.56                    10887.42
  1991/09/30      10902.32                    11079.23
  1991/10/31      11063.72                    11262.17
  1991/11/30      11128.99                    11340.22
  1991/12/31      11378.62                    11604.54
  1992/01/31      11291.21                    11460.85
  1992/02/29      11443.21                    11580.81
  1992/03/31      11373.35                    11514.96
  1992/04/30      11467.54                    11620.73
  1992/05/31      11671.03                    11825.40
  1992/06/30      11808.37                    11969.98
  1992/07/31      11791.74                    12074.86
  1992/08/31      11898.52                    12236.29
  1992/09/30      11982.17                    12345.17
  1992/10/31      11900.60                    12252.70
  1992/11/30      11955.78                    12308.58
  1992/12/31      12118.71                    12464.47
  1993/01/31      12269.40                    12621.24
  1993/02/28      12385.98                    12749.41
  1993/03/31      12468.37                    12819.26
  1993/04/30      12522.22                    12866.04
  1993/05/31      12592.37                    12954.30
  1993/06/30      12720.19                    13059.63
  1993/07/31      12787.91                    13114.62
  1993/08/31      12803.63                    13147.22
  1993/09/30      12802.46                    13158.52
  1993/10/31      12850.63                    13181.14
  1993/11/30      12777.48                    13162.29
  1993/12/31      12881.92                    13284.48
  1994/01/31      13025.29                    13388.92
  1994/02/28      12915.69                    13322.39
  1994/03/31      12612.69                    12962.72
  1994/04/30      12498.55                    12874.03
  1994/05/31      12515.63                    12910.84
  1994/06/30      12488.13                    12891.99
  1994/07/31      12740.52                    13143.45
  1994/08/31      12772.21                    13183.80
  1994/09/30      12606.72                    12998.20
  1994/10/31      12600.46                    12977.58
  1994/11/30      12555.14                    12940.99
  1994/12/31      12687.28                    13084.68
  1995/01/31      12956.44                    13355.66
  1995/02/28      13294.80                    13707.56
  1995/03/31      13343.77                    13774.75
  1995/04/30      13529.95                    13978.76
  1995/05/31      13956.47                    14405.61
  1995/06/30      14035.85                    14503.63
  1995/07/31      14075.42                    14534.23
  1995/08/31      14212.67                    14683.68
  1995/09/30      14349.40                    14827.37
  1995/10/31      14471.77                    14948.89
  1995/11/30      14622.51                    15121.63
  1995/12/31      14801.04                    15315.87
  1996/01/31      14909.36                    15422.53
  1996/02/29      14785.22                    15307.23
  1996/03/31      14747.77                    15268.20
  1996/04/30      14706.99                    15228.29
  1996/05/31      14649.50                    15177.06
  1996/06/30      14818.39                    15376.41
  1996/07/31      14870.63                    15434.29
  1996/08/31      14876.07                    15440.94
  1996/09/30      15110.47                    15699.49
  1996/10/31      15394.25                    16017.03
  1996/11/30      15619.54                    16250.08
  1996/12/31      15537.40                    16163.16
  1997/01/31      15639.71                    16287.34
  1997/02/28      15676.01                    16346.10
  1997/03/31      15516.41                    16184.89
  1997/04/30      15767.56                    16450.32
  1997/05/31      15923.99                    16619.07
  1997/06/30      16110.62                    16815.97
  1997/07/31      16395.44                    17121.09
  1997/08/31      16374.64                    17084.51
  1997/09/30      16565.59                    17311.57
  1997/10/31      16740.71                    17492.07
  1997/11/30      16783.63                    17545.73
  1997/12/31      16927.63                    17704.06
  1998/01/31      17088.75                    17875.02
  1998/02/28      17132.16                    17914.94
  1998/03/31      17195.72                    17990.78
  1998/04/30      17288.80                    18095.22
  1998/05/31      17431.45                    18218.73
  1998/06/30      17472.74                    18295.45
  1998/07/31      17566.12                    18398.34
  1998/08/31      17710.25                    18543.58
IMATRL PRASUN   SHR__CHT 19980831 19980915 111112 R00000000000095
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Ginnie Mae Fund on December 31, 1990, shortly after the fund started. As the chart shows, by August 31, 1998, the value of the investment would have grown to $17,710 - a 77.10% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,544 - an 85.44% increase. Going forward, the fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown on page 4. UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                           YEARS ENDED AUGUST 31,

                    1998   1997    1996    1995    1994

DIVIDEND RETURNS    6.87%  7.21%   6.58%   7.86%   5.23%

CAPITAL RETURNS     1.29%   2.86%  -1.91%   3.42%  -5.48%

TOTAL RETURNS       8.16%  10.07%  4.67%   11.28%  -0.25%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund, if any, are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1998   PAST 1       PAST 6        PAST 1
                                MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE             5.34(CENTS)  32.84(CENTS)  66.85(CENTS)

ANNUALIZED DIVIDEND RATE        6.18%        6.41%         6.58%

30-DAY ANNUALIZED YIELD         6.48%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.17 over the past one month, $10.17 over the past six months and $10.16 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reduced certain fund expenses during the periods shown, the 30-day yield would have been 6.20%.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The U.S. Treasury market rallied to
record levels over the past year as
investors abandoned stocks for the
safe haven of Treasuries. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 10.57%
during the 12-month period that
ended August 31, 1998. In the
fourth quarter of 1997 and the first
half of 1998, global market
volatility and low interest rates
were the main stories. At the end of
the period, a free fall in stock
prices, which sent the Dow Jones
Industrial Average down 15% in
August alone, provided even
further strength to bond prices. As
investors continued to move assets
from stocks and riskier bonds to
Treasuries, yields on long-term
Treasury bonds, which move in the
opposite direction of their price, fell
to the lowest level since October
1968. Corporate bond investors
benefited from domestic economic
stability and high demand during
most of the past 12 months. Similar
to U.S. Treasuries, highly rated
corporate debt received further
support toward the end of the
period, as investors left the
turbulent equity markets for bonds.
The Lehman Brothers Corporate
Bond Index returned 9.47% for the
past 12 months. Even with
significant prepayment activity in
recent months due to low interest
rates, mortgage-backed securities
performed relatively well. The
Lehman Brothers
Mortgage-Backed Securities Index
returned 8.69% for the past year.
An interview with Curt Hollingsworth, Portfolio Manager of Spartan
Ginnie Mae Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended August 31, 1998, the fund had a total return of 8.16%. To get a sense of how the fund did relative to its competitors, the GNMA funds average returned 8.34% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - also returned 8.54%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF GINNIE MAE SECURITIES OVER THE PAST YEAR?
A. Ginnie Maes performed fairly well in the first half of the period, thanks in large part to the fact that they offered attractive yields relative to U.S. Treasuries. But over recent months, interest rates fell substantially, prompting home sales and mortgage refinancing to increase to near-record rates. Those transactions, in turn, set off a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.
Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities were less immune to prepayment activity than observers once believed. On the other hand, the fund's stake in loans that originated in early 1998 with coupons - the interest rate the borrower promises to pay - of between 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment and were bid up as a result.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years there were occasions when a particular security became cheap, but that hasn't been the case for some time.
Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?
A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. Because it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period, I keep duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.
Q. THE FUND USES A STRATEGY KNOWN AS A "DOLLAR ROLL." CAN YOU EXPLAIN THIS STRATEGY?
A. Sure. A dollar roll essentially describes a strategy whereby I sell a security that the fund owns, with settlement of that sale to occur in the current month. At the same time, I buy a similar security at a lower price, with settlement of that purchase to occur in the following month. By conducting these two simultaneous trades, I attempt to add to the fund's total return.
Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?
A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is generally the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CURT HOLLINGSWORTH ON HIS
MORTGAGE-BACKED SECURITY
SELECTION:
 "Because there are some periods -
such as the past 12 months - when
significantly falling interest rates
can set off an unexpected wave of
mortgage prepayments, I spend a
fair amount of time analyzing a
mortgage security's risk of being
called, or redeemed, when the
underlying mortgages are prepaid.
I try to identify mortgage securities
that have less chance of being
prepaid, such as securities with
coupons - or the interest rate the
borrower promises to pay - that
are significantly higher than current
interest rates. At first glance, it may
appear that mortgages with coupons
much higher than prevailing rates
are extremely susceptible to being
prepaid. But because these mortgages
have not yet been prepaid - despite
the borrowers being presented with
several attractive opportunities to
do so - the likelihood that they
will be prepaid in the future is
rather small."
(solid bullet) Effective the close of business on June 26, 1998, Spartan Ginnie
Mae Fund shares are no longer
available to new accounts.
Shareholders of the fund on that date
may continue to purchase shares in
accounts existing on that date.
FUND FACTS
GOAL: to provide high current
income by investing mainly in
mortgage securities issued by
the Government National
Mortgage Association (Ginnie
Mae)
FUND NUMBER: 461
TRADING SYMBOL: SGMNX
START DATE: December 27, 1990
SIZE: as of August 31, 1998,
more than $667 million
MANAGER: Curt Hollingsworth,
since 1997; manager, various
Fidelity and Spartan
government funds; joined
Fidelity in 1983

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF AUGUST 31, 1998
          % OF FUND'S   % OF FUND'S INVESTMENTS
          INVESTMENTS   6 MONTHS AGO

 6 -       16.6          8.1
 6.99%

 7 -       47.9          44.3
 7.99%

 8 -       24.8          33.8
 8.99%

 9 -       5.4           5.9
 9.99%

10 -       2.7           3.7
10.99%

11% AND    1.1           1.5
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1998
                                                   6 MONTHS AGO

YEARS   6.3                                        5.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1998
                                                   6 MONTHS AGO

YEARS   2.3                                        2.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1998 AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 1.8
ROW: 1, COL: 2, VALUE: 98.2
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 97.0
MORTGAGE-BACKED
SECURITIES* 98.5%
SHORT-TERM
INVESTMENTS 1.5%
GNMA SECURITIES 96.6%
MORTGAGE-BACKED
SECURITIES** 97.3%
SHORT-TERM
INVESTMENTS 2.7%
GNMA SECURITIES 94.8%
*
**
INVESTMENTS AUGUST 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 98.5%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FANNIE MAE - 0.2%
7%, 9/1/28 (a) $ 121,000 $ 123,269
12 1/4%, 6/1/15  6,839  7,760
12 1/2%, 11/1/13 to 5/1/21  796,721  921,720
13 1/4%, 9/1/11  329,014  393,109
  1,445,858
FREDDIE MAC - 1.7%
8 1/2%, 10/1/18 to 2/1/19  15,410  16,244
9%, 7/1/08 to 7/1/21  2,850,634  3,011,698
9 3/4%, 12/1/08 to 4/1/13  230,486  247,324
10%, 1/1/09 to 11/1/20  3,534,115  3,828,800
10 1/4%, 8/1/10 to 11/1/16  607,444  661,090
10 1/2%, 1/1/16 to 12/1/20  2,086,108  2,322,382
12%, 5/1/10 to 2/1/17  363,915  419,129
12 1/2%, 11/1/12 to 5/1/15  613,405  714,235
13%, 11/1/12 to 11/1/14  182,263  215,595
13 1/2%, 1/1/13 to 12/1/14  69,337  83,202
  11,519,699
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 96.6%
6%, 4/15/24 to 9/15/28  12,088,931  11,965,462
6 1/2%, 10/15/08 to 9/15/28  99,584,419  100,392,209
7%, 12/15/07 to 9/15/28  170,385,695  173,928,782
7 1/2%, 2/15/07 to 7/15/28  145,491,510  149,896,070
8%, 6/15/04 to 12/15/27  134,627,238  139,686,349
8 1/2%, 7/15/06 to 2/15/23  26,596,490  28,241,653
9%, 2/15/06 to 11/15/24  8,010,379  8,579,267
9 1/2%, 5/15/02 to 1/15/23  22,761,705  24,567,694
10%, 9/15/15 to 2/15/25  8,073,045  8,871,300
10 1/2%, 9/15/00 to 10/15/18  2,587,738  2,865,981
11%, 1/15/10 to 7/15/20  2,266,417  2,549,598
11 1/2%, 10/15/10 to 12/15/15  1,500,418  1,694,942
12%, 12/15/12 to 1/15/15  265,545  304,957
13%, 9/15/13 to 1/15/15  301,859  355,164
  653,899,428
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $657,079,908)   666,864,985
CASH EQUIVALENTS - 1.5%
  MATURITY VALUE
  AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury Obligations) in a joint
trading account at 5.86% dated
8/31/98 due 9/1/98 $ 10,201,659 $ 10,200,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $667,279,908) $  677,064,985
LEGEND
(a) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $670,337,196. Net unrealized appreciation aggregated $6,727,789, of which $7,456,044 related to appreciated investment securities and $728,255 related to depreciated investment securities.
At August 31, 1998, the fund had a capital loss carryforward of approximately $10,006,000 of which $9,271,000 and $735,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS



ASSETS


STATEMENT OF ASSETS AND LIABILITIES
                                                                        AUGUST 31, 1998
INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                  $ 677,064,985
AGREEMENTS OF $10,200,000) (COST $667,279,908) - SEE
ACCOMPANYING SCHEDULE

CASH                                                                       384

RECEIVABLE FOR INVESTMENTS SOLD                                            2,787,568

RECEIVABLE FOR FUND SHARES SOLD                                            2,006,005

INTEREST RECEIVABLE                                                        3,991,706

 TOTAL ASSETS                                                              685,850,648

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 15,209,460
REGULAR DELIVERY

 DELAYED DELIVERY                                            123,159

PAYABLE FOR FUND SHARES REDEEMED                             1,780,071

DISTRIBUTIONS PAYABLE                                        810,561

ACCRUED MANAGEMENT FEE                                       214,731

OTHER PAYABLES AND ACCRUED EXPENSES                          8,468

 TOTAL LIABILITIES                                                         18,146,450

NET ASSETS                                                                $ 667,704,198

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 672,603,421

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                           (1,621,205)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                         (13,063,095)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  9,785,077

NET ASSETS, FOR 65,515,726 SHARES OUTSTANDING                             $ 667,704,198

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                       $10.19
PER SHARE ($667,704,198 (DIVIDED BY) 65,515,726 SHARES)




STATEMENT OF OPERATIONS
                                                         YEAR ENDED AUGUST 31, 1998
INVESTMENT INCOME                                                      $ 44,586,107
INTEREST

EXPENSES

MANAGEMENT FEE                                            $ 3,990,456

NON-INTERESTED TRUSTEES' COMPENSATION                      5,490

 TOTAL EXPENSES BEFORE REDUCTIONS                          3,995,946

 EXPENSE REDUCTIONS                                        (1,666,744)   2,329,202


NET INVESTMENT INCOME                                                   42,256,905

REALIZED AND UNREALIZED GAIN (LOSS)                                     6,735,854
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     (1,208,969)


 DELAYED DELIVERY COMMITMENTS                              9,516        (1,199,453)


NET GAIN (LOSS)                                                         5,536,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 47,793,306
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                           YEAR ENDED      YEAR ENDED
                                                           AUGUST 31,      AUGUST 31,
                                                           1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 42,256,905    $ 31,896,612
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                   6,735,854       2,400,527

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       (1,199,453)     9,964,708

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            47,793,306      44,261,847
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME    (40,370,877)    (31,450,669)

SHARE TRANSACTIONS                                          374,959,675     189,902,217
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                              32,565,429      24,444,132

 COST OF SHARES REDEEMED                                    (280,798,602)   (128,152,011)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            126,726,502     86,194,338
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   134,148,931     99,005,516

NET ASSETS

 BEGINNING OF PERIOD                                        533,555,267     434,549,751

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF       $ 667,704,198   $ 533,555,267
NET INVESTMENT INCOME OF $1,621,205 AND
$2,245,026, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                       36,895,821      19,021,848

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    3,202,749       2,447,823

 REDEEMED                                                   (27,638,095)    (12,858,397)

 NET INCREASE (DECREASE)                                    12,460,475      8,611,274




FINANCIAL HIGHLIGHTS
                                                 YEARS ENDED AUGUST 31,

                                    1998       1997       1996       1995       1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 10.060   $ 9.780    $ 9.970    $ 9.640    $ 10.270
OF PERIOD

INCOME FROM INVESTMENT               .698 C     .687 C     .639       .690       .332
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED         .100       .271       (.181)     .347       (.359)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT               .798       .958       .458       1.037      (.027)
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.668)     (.678)     (.648)     (.707)     (.533)

 FROM NET REALIZED GAIN              -          -          -          -          -

 IN EXCESS OF NET REALIZED GAIN      -          -          -          -          (.070)

 TOTAL DISTRIBUTIONS                 (.668)     (.678)     (.648)     (.707)     (.603)

NET ASSET VALUE, END OF PERIOD      $ 10.190   $ 10.060   $ 9.780    $ 9.970    $ 9.640

TOTAL RETURN A, B                    8.16%      10.07%     4.67%      11.28%     (.25)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 667,704  $ 533,555  $ 434,550  $ 419,637  $ 401,018
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE         .38% D     .51% D     .63% D     .65%       .65%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE         .38%       .51%       .62% E     .65%       .65%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    6.88%      6.91%      6.77%      7.30%      7.36%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              148%       104%       115%       229%       285%


H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
J NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
K FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
L FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Ginnie Mae Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,017,753,365 and $891,158,033, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
services, FMR or its affiliates collected certain transaction fees from the fund's shareholders which amounted to $7,438 for the period. Effective June 27, 1998 these transaction fees were eliminated.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. This agreement will continue until December 31, 1998. For the period, the reimbursement reduced the expenses by $1,658,491.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,253 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Ginnie Mae Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Ginnie Mae Fund (a fund of Fidelity Union Street Trust) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Ginnie Mae Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 1998
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curt Hollingsworth, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
*  INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Strategic Income
Target Timeline 1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
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 (8 a.m. - 9 p.m.)
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 for the deaf and hearing impaired
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(registered trademark)
TouchTone Xpress(registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE



(2_FIDELITY_LOGOS)SPARTAN(REGISTERED TRADEMARK)

GINNIE MAE
FUND
ANNUAL REPORT
AUGUST 31, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    13  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   17  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   20  THE AUDITORS' OPINION.
ACCOUNTANTS

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998        PAST 1  PAST 5  LIFE OF
                                     YEAR    YEARS   FUND

SPARTAN GINNIE MAE                   8.16%   38.32%  77.44%

LB GNMA                              8.54%   41.04%  N/A

SB GNMA                              8.42%   40.70%  N/A

GNMA FUNDS AVERAGE                   8.34%   35.06%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the Lehman Brothers GNMA Index and the Salomon Brothers GNMA Index, both of which are market capitalization weighted indexes of fixed-rate securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years. To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998   PAST 1  PAST 5  LIFE OF
                                YEAR    YEARS   FUND

SPARTAN GINNIE MAE              8.16%   6.70%   7.75%

LB GNMA                         8.54%   7.12%   N/A

SB GNMA                         8.42%   7.07%   N/A

GNMA FUNDS AVERAGE              8.34%   6.19%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Spartan Ginnie Mae          LB GNMA
             00461                       LB020
  1990/12/31      10000.00                    10000.00
  1991/01/31      10104.29                    10149.46
  1991/02/28      10164.54                    10233.72
  1991/03/31      10239.66                    10307.56
  1991/04/30      10302.26                    10404.24
  1991/05/31      10368.05                    10489.17
  1991/06/30      10380.51                    10509.12
  1991/07/31      10535.21                    10688.74
  1991/08/31      10732.56                    10887.42
  1991/09/30      10902.32                    11079.23
  1991/10/31      11063.72                    11262.17
  1991/11/30      11128.99                    11340.22
  1991/12/31      11378.62                    11604.54
  1992/01/31      11291.21                    11460.85
  1992/02/29      11443.21                    11580.81
  1992/03/31      11373.35                    11514.96
  1992/04/30      11467.54                    11620.73
  1992/05/31      11671.03                    11825.40
  1992/06/30      11808.37                    11969.98
  1992/07/31      11791.74                    12074.86
  1992/08/31      11898.52                    12236.29
  1992/09/30      11982.17                    12345.17
  1992/10/31      11900.60                    12252.70
  1992/11/30      11955.78                    12308.58
  1992/12/31      12118.71                    12464.47
  1993/01/31      12269.40                    12621.24
  1993/02/28      12385.98                    12749.41
  1993/03/31      12468.37                    12819.26
  1993/04/30      12522.22                    12866.04
  1993/05/31      12592.37                    12954.30
  1993/06/30      12720.19                    13059.63
  1993/07/31      12787.91                    13114.62
  1993/08/31      12803.63                    13147.22
  1993/09/30      12802.46                    13158.52
  1993/10/31      12850.63                    13181.14
  1993/11/30      12777.48                    13162.29
  1993/12/31      12881.92                    13284.48
  1994/01/31      13025.29                    13388.92
  1994/02/28      12915.69                    13322.39
  1994/03/31      12612.69                    12962.72
  1994/04/30      12498.55                    12874.03
  1994/05/31      12515.63                    12910.84
  1994/06/30      12488.13                    12891.99
  1994/07/31      12740.52                    13143.45
  1994/08/31      12772.21                    13183.80
  1994/09/30      12606.72                    12998.20
  1994/10/31      12600.46                    12977.58
  1994/11/30      12555.14                    12940.99
  1994/12/31      12687.28                    13084.68
  1995/01/31      12956.44                    13355.66
  1995/02/28      13294.80                    13707.56
  1995/03/31      13343.77                    13774.75
  1995/04/30      13529.95                    13978.76
  1995/05/31      13956.47                    14405.61
  1995/06/30      14035.85                    14503.63
  1995/07/31      14075.42                    14534.23
  1995/08/31      14212.67                    14683.68
  1995/09/30      14349.40                    14827.37
  1995/10/31      14471.77                    14948.89
  1995/11/30      14622.51                    15121.63
  1995/12/31      14801.04                    15315.87
  1996/01/31      14909.36                    15422.53
  1996/02/29      14785.22                    15307.23
  1996/03/31      14747.77                    15268.20
  1996/04/30      14706.99                    15228.29
  1996/05/31      14649.50                    15177.06
  1996/06/30      14818.39                    15376.41
  1996/07/31      14870.63                    15434.29
  1996/08/31      14876.07                    15440.94
  1996/09/30      15110.47                    15699.49
  1996/10/31      15394.25                    16017.03
  1996/11/30      15619.54                    16250.08
  1996/12/31      15537.40                    16163.16
  1997/01/31      15639.71                    16287.34
  1997/02/28      15676.01                    16346.10
  1997/03/31      15516.41                    16184.89
  1997/04/30      15767.56                    16450.32
  1997/05/31      15923.99                    16619.07
  1997/06/30      16110.62                    16815.97
  1997/07/31      16395.44                    17121.09
  1997/08/31      16374.64                    17084.51
  1997/09/30      16565.59                    17311.57
  1997/10/31      16740.71                    17492.07
  1997/11/30      16783.63                    17545.73
  1997/12/31      16927.63                    17704.06
  1998/01/31      17088.75                    17875.02
  1998/02/28      17132.16                    17914.94
  1998/03/31      17195.72                    17990.78
  1998/04/30      17288.80                    18095.22
  1998/05/31      17431.45                    18218.73
  1998/06/30      17472.74                    18295.45
  1998/07/31      17566.12                    18398.34
  1998/08/31      17710.25                    18543.58
IMATRL PRASUN   SHR__CHT 19980831 19980915 111112 R00000000000095
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Ginnie Mae Fund on December 31, 1990, shortly after the fund started. As the chart shows, by August 31, 1998, the value of the investment would have grown to $17,710 - a 77.10% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,544 - an 85.44% increase. Going forward, the fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown on page 4. UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                            YEARS ENDED AUGUST 31,

                     1998   1997    1996    1995    1994

DIVIDEND RETURNS     6.87%  7.21%   6.58%   7.86%   5.23%

CAPITAL RETURNS      1.29%   2.86%  -1.91%   3.42%  -5.48%

TOTAL RETURNS        8.16%  10.07%  4.67%   11.28%  -0.25%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund, if any, are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1998   PAST 1       PAST 6        PAST 1
                                MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE             5.34(CENTS)  32.84(CENTS)  66.85(CENTS)

ANNUALIZED DIVIDEND RATE        6.18%        6.41%         6.58%

30-DAY ANNUALIZED YIELD         6.48%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.17 over the past one month, $10.17 over the past six months and $10.16 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reduced certain fund expenses during the periods shown, the 30-day yield would have been 6.20%.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The U.S. Treasury market rallied
to record levels over the past year
as investors abandoned stocks for
the safe haven of Treasuries. The
Lehman Brothers Aggregate Bond
Index - a broad gauge of the
U.S. taxable bond market -
returned 10.57% during the
12-month period that ended
August 31, 1998. In the fourth
quarter of 1997 and the first half of
1998, global market volatility and
low interest rates were the main
stories. At the end of the period, a
free fall in stock prices, which sent
the Dow Jones Industrial Average
down 15% in August alone,
provided even further strength to
bond prices. As investors
continued to move assets from
stocks and riskier bonds to
Treasuries, yields on long-term
Treasury bonds, which move in
the opposite direction of their price,
fell to the lowest level since October
1968. Corporate bond investors
benefited from domestic
economic stability and high demand
during most of the past 12
months. Similar to U.S. Treasuries,
highly rated corporate debt
received further support toward
the end of the period, as investors
left the turbulent equity markets for
bonds. The Lehman Brothers
Corporate Bond Index returned
9.47% for the past 12 months.
Even with significant prepayment
activity in recent months due to
low interest rates,
mortgage-backed securities
performed relatively well. The
Lehman Brothers
Mortgage-Backed Securities
Index returned 8.69% for the past
year.
An interview with Curt Hollingsworth, Portfolio Manager of Spartan
Ginnie Mae Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended August 31, 1998, the fund had a total return of 8.16%. To get a sense of how the fund did relative to its competitors, the GNMA funds average returned 8.34% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - also returned 8.54%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF GINNIE MAE SECURITIES OVER THE PAST YEAR?
A. Ginnie Maes performed fairly well in the first half of the period, thanks in large part to the fact that they offered attractive yields relative to U.S. Treasuries. But over recent months, interest rates fell substantially, prompting home sales and mortgage refinancing to increase to near-record rates. Those transactions, in turn, set off a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.
Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities were less immune to prepayment activity than observers once believed. On the other hand, the fund's stake in loans that originated in early 1998 with coupons - the interest rate the borrower promises to pay - of between 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment and were bid up as a result.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years there were occasions when a particular security became cheap, but that hasn't been the case for some time.
Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?
A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. Because it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period, I keep duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.
Q. THE FUND USES A STRATEGY KNOWN AS A "DOLLAR ROLL." CAN YOU EXPLAIN THIS STRATEGY?
A. Sure. A dollar roll essentially describes a strategy whereby I sell a security that the fund owns, with settlement of that sale to occur in the current month. At the same time, I buy a similar security at a lower price, with settlement of that purchase to occur in the following month. By conducting these two simultaneous trades, I attempt to add to the fund's total return.
Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?
A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is generally the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CURT HOLLINGSWORTH ON HIS
MORTGAGE-BACKED SECURITY
SELECTION:
 "Because there are some periods -
such as the past 12 months - when
significantly falling interest rates
can set off an unexpected wave of
mortgage prepayments, I spend a
fair amount of time analyzing a
mortgage security's risk of being
called, or redeemed, when the
underlying mortgages are prepaid.
I try to identify mortgage securities
that have less chance of being
prepaid, such as securities with
coupons - or the interest rate the
borrower promises to pay - that
are significantly higher than current
interest rates. At first glance, it may
appear that mortgages with coupons
much higher than prevailing rates
are extremely susceptible to being
prepaid. But because these mortgages
have not yet been prepaid - despite
the borrowers being presented with
several attractive opportunities to
do so - the likelihood that they
will be prepaid in the future is
rather small."
(solid bullet) Effective the close of business on June 26, 1998, Spartan Ginnie
Mae Fund shares are no longer
available to new accounts.
Shareholders of the fund on that date
may continue to purchase shares in
accounts existing on that date.
FUND FACTS
GOAL: to provide high current
income by investing mainly in
mortgage securities issued by
the Government National
Mortgage Association (Ginnie
Mae)
FUND NUMBER: 461
TRADING SYMBOL: SGMNX
START DATE: December 27, 1990
SIZE: as of August 31, 1998,
more than $667 million
MANAGER: Curt Hollingsworth,
since 1997; manager, various
Fidelity and Spartan
government funds; joined
Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF AUGUST 31, 1998
          % OF FUND'S   % OF FUND'S INVESTMENTS
          INVESTMENTS   6 MONTHS AGO

 6 -       16.6          8.1
 6.99%

 7 -       47.9          44.3
 7.99%

 8 -       24.8          33.8
 8.99%

 9 -       5.4           5.9
 9.99%

10 -       2.7           3.7
10.99%

11% AND    1.1           1.5
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1998
                                                   6 MONTHS AGO

YEARS   6.3                                        5.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1998
                                                   6 MONTHS AGO

YEARS   2.3                                        2.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1998 AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 1.8
ROW: 1, COL: 2, VALUE: 98.2
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 97.0
MORTGAGE-BACKED
SECURITIES* 98.5%
SHORT-TERM
INVESTMENTS 1.5%
GNMA SECURITIES 96.6%
MORTGAGE-BACKED
SECURITIES** 97.3%
SHORT-TERM
INVESTMENTS 2.7%
GNMA SECURITIES 94.8%
*
**
INVESTMENTS AUGUST 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 98.5%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FANNIE MAE - 0.2%
7%, 9/1/28 (a) $ 121,000 $ 123,269
12 1/4%, 6/1/15  6,839  7,760
12 1/2%, 11/1/13 to 5/1/21  796,721  921,720
13 1/4%, 9/1/11  329,014  393,109
  1,445,858
FREDDIE MAC - 1.7%
8 1/2%, 10/1/18 to 2/1/19  15,410  16,244
9%, 7/1/08 to 7/1/21  2,850,634  3,011,698
9 3/4%, 12/1/08 to 4/1/13  230,486  247,324
10%, 1/1/09 to 11/1/20  3,534,115  3,828,800
10 1/4%, 8/1/10 to 11/1/16  607,444  661,090
10 1/2%, 1/1/16 to 12/1/20  2,086,108  2,322,382
12%, 5/1/10 to 2/1/17  363,915  419,129
12 1/2%, 11/1/12 to 5/1/15  613,405  714,235
13%, 11/1/12 to 11/1/14  182,263  215,595
13 1/2%, 1/1/13 to 12/1/14  69,337  83,202
  11,519,699
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 96.6%
6%, 4/15/24 to 9/15/28  12,088,931  11,965,462
6 1/2%, 10/15/08 to 9/15/28  99,584,419  100,392,209
7%, 12/15/07 to 9/15/28  170,385,695  173,928,782
7 1/2%, 2/15/07 to 7/15/28  145,491,510  149,896,070
8%, 6/15/04 to 12/15/27  134,627,238  139,686,349
8 1/2%, 7/15/06 to 2/15/23  26,596,490  28,241,653
9%, 2/15/06 to 11/15/24  8,010,379  8,579,267
9 1/2%, 5/15/02 to 1/15/23  22,761,705  24,567,694
10%, 9/15/15 to 2/15/25  8,073,045  8,871,300
10 1/2%, 9/15/00 to 10/15/18  2,587,738  2,865,981
11%, 1/15/10 to 7/15/20  2,266,417  2,549,598
11 1/2%, 10/15/10 to 12/15/15  1,500,418  1,694,942
12%, 12/15/12 to 1/15/15  265,545  304,957
13%, 9/15/13 to 1/15/15  301,859  355,164
  653,899,428
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $657,079,908)   666,864,985
CASH EQUIVALENTS - 1.5%
  MATURITY VALUE
  AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury Obligations) in a joint
trading account at 5.86% dated
8/31/98 due 9/1/98 $ 10,201,659 $ 10,200,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $667,279,908) $  677,064,985
LEGEND
(a) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $670,337,196. Net unrealized appreciation aggregated $6,727,789, of which $7,456,044 related to appreciated investment securities and $728,255 related to depreciated investment securities.
At August 31, 1998, the fund had a capital loss carryforward of approximately $10,006,000 of which $9,271,000 and $735,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS




STATEMENT OF ASSETS AND LIABILITIES
                                                                        AUGUST 31, 1998

ASSETS
INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                  $ 677,064,985
AGREEMENTS OF $10,200,000) (COST $667,279,908) - SEE
ACCOMPANYING SCHEDULE

CASH                                                                       384

RECEIVABLE FOR INVESTMENTS SOLD                                            2,787,568

RECEIVABLE FOR FUND SHARES SOLD                                            2,006,005

INTEREST RECEIVABLE                                                        3,991,706

 TOTAL ASSETS                                                              685,850,648

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 15,209,460
REGULAR DELIVERY

 DELAYED DELIVERY                                            123,159

PAYABLE FOR FUND SHARES REDEEMED                             1,780,071

DISTRIBUTIONS PAYABLE                                        810,561

ACCRUED MANAGEMENT FEE                                       214,731

OTHER PAYABLES AND ACCRUED EXPENSES                          8,468

 TOTAL LIABILITIES                                                         18,146,450

NET ASSETS                                                                $ 667,704,198

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 672,603,421

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                           (1,621,205)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                         (13,063,095)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  9,785,077

NET ASSETS, FOR 65,515,726 SHARES OUTSTANDING                             $ 667,704,198

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                       $10.19
PER SHARE ($667,704,198 (DIVIDED BY) 65,515,726 SHARES)




STATEMENT OF OPERATIONS
                                                         YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME                                                      $ 44,586,107
INTEREST

EXPENSES

MANAGEMENT FEE                                            $ 3,990,456

NON-INTERESTED TRUSTEES' COMPENSATION                      5,490

 TOTAL EXPENSES BEFORE REDUCTIONS                          3,995,946

 EXPENSE REDUCTIONS                                        (1,666,744)   2,329,202

NET INVESTMENT INCOME                                                   42,256,905

REALIZED AND UNREALIZED GAIN (LOSS)                                     6,735,854
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     (1,208,969)

 DELAYED DELIVERY COMMITMENTS                              9,516        (1,199,453)

NET GAIN (LOSS)                                                         5,536,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 47,793,306
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                           YEAR ENDED      YEAR ENDED
                                                           AUGUST 31,      AUGUST 31,
                                                           1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 42,256,905    $ 31,896,612
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                   6,735,854       2,400,527

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       (1,199,453)     9,964,708

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            47,793,306      44,261,847
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME    (40,370,877)    (31,450,669)

SHARE TRANSACTIONS                                          374,959,675     189,902,217
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                              32,565,429      24,444,132

 COST OF SHARES REDEEMED                                    (280,798,602)   (128,152,011)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            126,726,502     86,194,338
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   134,148,931     99,005,516

NET ASSETS

 BEGINNING OF PERIOD                                        533,555,267     434,549,751

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF       $ 667,704,198   $ 533,555,267
NET INVESTMENT INCOME OF $1,621,205 AND
$2,245,026, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                       36,895,821      19,021,848

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    3,202,749       2,447,823

 REDEEMED                                                   (27,638,095)    (12,858,397)

 NET INCREASE (DECREASE)                                    12,460,475      8,611,274




FINANCIAL HIGHLIGHTS
                                                  YEARS ENDED AUGUST 31,

                                    1998       1997       1996       1995       1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 10.060   $ 9.780    $ 9.970    $ 9.640    $ 10.270
OF PERIOD

INCOME FROM INVESTMENT               .698 C     .687 C     .639       .690       .332
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED         .100       .271       (.181)     .347       (.359)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT               .798       .958       .458       1.037      (.027)
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.668)     (.678)     (.648)     (.707)     (.533)

 FROM NET REALIZED GAIN              -          -          -          -          -

 IN EXCESS OF NET REALIZED GAIN      -          -          -          -          (.070)

 TOTAL DISTRIBUTIONS                 (.668)     (.678)     (.648)     (.707)     (.603)

NET ASSET VALUE, END OF PERIOD      $ 10.190   $ 10.060   $ 9.780    $ 9.970    $ 9.640

TOTAL RETURN A, B                    8.16%      10.07%     4.67%      11.28%     (.25)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 667,704  $ 533,555  $ 434,550  $ 419,637  $ 401,018
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE         .38% D     .51% D     .63% D     .65%       .65%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE         .38%       .51%       .62% E     .65%       .65%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    6.88%      6.91%      6.77%      7.30%      7.36%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              148%       104%       115%       229%       285%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Ginnie Mae Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,017,753,365 and $891,158,033, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
services, FMR or its affiliates collected certain transaction fees from the fund's shareholders which amounted to $7,438 for the period. Effective June 27, 1998 these transaction fees were eliminated.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. This agreement will continue until December 31, 1998. For the period, the reimbursement reduced the expenses by $1,658,491.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,253 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Ginnie Mae Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Ginnie Mae Fund (a fund of Fidelity Union Street Trust) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Ginnie Mae Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 1998
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


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Fidelity's Web site on the Internet provides a wide range of
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(COMPUTER_GRAPHIC)
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* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD
AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curt Hollingsworth, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
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Target Timeline 1999, 2001 & 2003
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MARYLAND
MUNICIPAL INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    15  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   19  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   22  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           23


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998           PAST 1  PAST 5  LIFE OF
                                        YEAR    YEARS   FUND

SPARTAN MD MUNICIPAL INCOME             8.43%   31.31%  38.52%

LB MARYLAND 4 PLUS YEAR MUNICIPAL BOND  8.40%   35.57%  N/A

MARYLAND MUNICIPAL DEBT FUNDS           7.78%   29.57%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - a total return performance benchmark for Maryland investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 38 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998                PAST 1  PAST 5  LIFE OF
                                             YEAR    YEARS   FUND

SPARTAN MD MUNICIPAL INCOME                  8.43%   5.60%   6.26%

LB MARYLAND 4 PLUS YEAR MUNICIPAL BOND       8.40%   6.28%   N/A

MARYLAND MUNICIPAL DEBT FUNDS                7.78%   5.31%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Spartan MD Muni Income      LB Municipal Bond
             00429                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10085.91                    10056.20
  1993/06/30      10290.79                    10224.04
  1993/07/31      10265.32                    10237.43
  1993/08/31      10557.40                    10450.57
  1993/09/30      10704.98                    10569.61
  1993/10/31      10689.74                    10590.01
  1993/11/30      10529.07                    10496.71
  1993/12/31      10803.25                    10718.29
  1994/01/31      10954.65                    10840.70
  1994/02/28      10622.40                    10559.92
  1994/03/31      10073.68                    10129.92
  1994/04/30      10162.95                    10215.82
  1994/05/31      10243.70                    10304.40
  1994/06/30      10206.48                    10241.44
  1994/07/31      10384.83                    10429.16
  1994/08/31      10403.21                    10465.25
  1994/09/30      10214.51                    10311.62
  1994/10/31       9973.88                    10128.48
  1994/11/30       9719.70                     9945.36
  1994/12/31       9992.19                    10164.26
  1995/01/31      10309.68                    10454.75
  1995/02/28      10621.51                    10758.77
  1995/03/31      10738.62                    10882.39
  1995/04/30      10731.40                    10895.23
  1995/05/31      11084.16                    11242.90
  1995/06/30      10985.06                    11145.09
  1995/07/31      11091.31                    11250.74
  1995/08/31      11242.66                    11393.40
  1995/09/30      11347.30                    11465.52
  1995/10/31      11476.69                    11632.23
  1995/11/30      11651.39                    11825.21
  1995/12/31      11770.51                    11938.85
  1996/01/31      11877.96                    12028.99
  1996/02/29      11794.29                    11947.79
  1996/03/31      11643.74                    11795.10
  1996/04/30      11619.17                    11761.72
  1996/05/31      11607.45                    11757.02
  1996/06/30      11712.40                    11885.05
  1996/07/31      11818.90                    11993.20
  1996/08/31      11818.37                    11990.33
  1996/09/30      11948.97                    12158.19
  1996/10/31      12080.97                    12295.70
  1996/11/30      12308.68                    12520.71
  1996/12/31      12226.50                    12468.12
  1997/01/31      12250.97                    12491.69
  1997/02/28      12369.27                    12606.36
  1997/03/31      12172.69                    12438.32
  1997/04/30      12269.49                    12542.43
  1997/05/31      12430.49                    12731.07
  1997/06/30      12577.20                    12866.65
  1997/07/31      12924.29                    13223.06
  1997/08/31      12784.46                    13099.16
  1997/09/30      12958.06                    13254.65
  1997/10/31      13045.20                    13339.87
  1997/11/30      13118.15                    13418.31
  1997/12/31      13307.36                    13614.08
  1998/01/31      13446.78                    13754.58
  1998/02/28      13428.36                    13758.71
  1998/03/31      13427.80                    13770.82
  1998/04/30      13361.66                    13708.71
  1998/05/31      13555.17                    13925.72
  1998/06/30      13604.57                    13980.59
  1998/07/31      13615.73                    14015.68
  1998/08/31      13862.61                    14232.22
IMATRL PRASUN   SHR__CHT 19980831 19980909 122919 R00000000000067
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1998, the value of the investment would have grown to $13,863 - a 38.63% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,232 - a 42.32% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                      YEARS ENDED AUGUST 31,

                  1998   1997   1996   1995   1994

DIVIDEND RETURNS  4.69%  4.89%  5.02%  6.00%  5.22%

CAPITAL RETURNS   3.74%  3.28%  0.10%  2.07%  -6.68%

TOTAL RETURNS     8.43%  8.17%  5.12%  8.07%  -1.46%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1998            PAST 1       PAST 6        PAST 1
                                         MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                      3.86(CENTS)  23.29(CENTS)  46.14(CENTS)

ANNUALIZED DIVIDEND RATE                 4.34%        4.44%         4.44%

30-DAY ANNUALIZED YIELD                  3.96%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.71%        -             -


DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.47 over the past one month, $10.41 over the past six months and $10.39 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.99% combined effective 1998 federal and state income tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A glut of new municipal bond
issuance - combined with
slackened demand and strong U.S
Treasury bond performance -
caused the municipal bond market
to underperform its taxable
counterparts during the 12-month
period that ended August 31, 1998.
In this time, the Lehman Brothers
Municipal Bond Index - a measure
of muni bond performance -
returned 8.65%. In contrast, the
Lehman Brothers Aggregate Bond
Index - which gauges the
performance of the taxable bond
market - returned 10.57%. Things
were looking up for fixed-income
markets at the beginning of the
period, with positive U.S. economic
news and the Federal Reserve
Board's reluctance to raise interest
rates playing key roles. The tides
shifted, however, in the later stages of 1997 when new-issue supply began to eclipse demand and muni bond performance suffered. The fourth quarter of 1997 was punctuated by extreme volatility in Asian markets, and concerned investors began to consider fixed-income investments as a more stable alternative. This helped municipal bond performance slightly, but a deluge of new issuance in early 1998 - prompted primarily by low interest rates - took away some steam. As the period progressed, issuers showed no signs of letting up. In
May, for example, the largest single
deal in municipal bond history took
place - a $3.5 billion deal floated by
the Long Island Power Authority.
This supply/demand imbalance
continued to play out through the
end of August.
An interview with George Fischer, Portfolio Manager of Spartan Maryland Municipal Income Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended August 31, 1998, the fund had a total return of 8.43%. To get a sense of how the fund did relative to its competitors, the Maryland municipal debt funds average returned 7.78% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 8.40% for the same 12-month period.
Q. WHAT ROLE DOES THE LEHMAN BROTHERS MARYLAND 4 PLUS YEAR MUNICIPAL BOND INDEX PLAY IN MANAGING THE FUND?
A. It plays a very important role. It's the fund's benchmark index and includes most of the universe of Maryland municipal bonds with maturities of four years or more. I use the the index as a starting point for my investment decisions, managing the fund to be generally as sensitive to changes in interest rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and sectors - such as general obligation, housing and others - based on my view of the relative value of each maturity or sector.
Q. WHAT FACTORS HELPED THE FUND OUTPACE ITS PEERS?
A. One factor was its relatively large stake in intermediate-term bonds with maturities of between 10 and 15 years, which performed well during the period. I emphasized those bonds because I felt they offered the best combination of reward - or income - for the risk. For bonds with maturities of up to about 15 years, investors were paid an appropriate amount of added income for each additional year of maturity. But for bonds with maturities of 15 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds. The longer a bond's maturity, the higher its interest-rate risk - that is, the more its price will rise when interest rates fall and vice versa. Throughout the period, I also kept the fund's duration - which measures its sensitivity to changing interest rates - in line with the municipal bond market as a whole, as represented by the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index.
Q. WERE THERE ANY DISAPPOINTMENTS OVER THE PAST 12 MONTHS?
A. Housing bonds turned in lackluster performance for the year. Because mortgage holders became more likely to prepay their mortgages as interest rates fell to a 30-year low of 5.25%, bond holders were faced with the possibility of reinvesting the proceeds at lower interest rates.
Q. WHY DID THE FUND MAINTAIN SUCH A HIGH OVERALL CREDIT QUALITY, WITH MORE THAN 93% OF ITS INVESTMENTS IN BONDS RATED AAA, AA AND A AT THE END OF THE PERIOD?
A. There were two main reasons. First, the vast majority of Maryland's municipal bond issuers carry a relatively high credit rating. That means there were only a few low-investment-grade Baa-rated issuers to choose from, and what was available tended to be very expensive. In addition, I didn't think that Baa-rated bonds offered enough incremental yield to compensate for their added risk. Of course, an issuer's credit rating reflects an assessment of its ability to make interest and principal payments on its debt; the lower the rating, the riskier the issuer. Over the past year or so, Baa-rated bonds offered only a slight amount of additional yield over Aaa-rated bonds. That narrow "spread" was particularly small from a historical viewpoint.
Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
A. As a result of economic turmoil overseas, U.S. Treasuries - considered a safe haven against global uncertainty - rallied substantially and far outpaced the performance of municipals. The net result is that municipals are as cheap - relative to Treasuries - as they have been in nearly a decade. For example, the yield on a high-quality, long-term Maryland municipal bond was about 90% of the yield of a U.S. Treasury bond. From a historical standpoint, municipals typically yield about 80% of Treasuries. Since bond yields and bond prices move in the opposite direction, municipals should gain ground on their Treasury counterparts if their yields start to fall back in line with their historical norm.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON
MARYLAND'S ECONOMY:
"Over much of the past decade,
Maryland's economy has lagged
the U.S. economy - primarily
due to its exposure to defense and
federal government employment.
However,  the state has gained
ground on the nation as a whole
over the past year as Federal
government employment cutbacks
slowed. At the end of the period
the state's jobless rate stood at
its lowest rate this decade.
"While government and defense
cutbacks continue, they are getting
smaller. In another positive
development, Maryland has
become a major center for medical
and biomedical research, and is
increasingly recognized as a leader
in gene research. These industries
could be among the state's best
hopes for continued growth."
(solid bullet)  General obligation bonds
(GOs) made up the fund's largest
sector concentration at 38.6% of
investments at the end of the period.
A GO is backed by the full faith and
credit - which includes the taxing
power - of a city, county, state
or other issuer, and is paid with
general revenue including taxes.
FUND FACTS
GOAL: high current tax-free
income for Maryland residents
FUND NUMBER: 429
TRADING SYMBOL: SMDMX
START DATE: April 22, 1993
SIZE: as of August 31, 1998,
more than $43 million
MANAGER: George Fischer,
since January 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF AUGUST 31, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     38.6          38.0

SPECIAL TAX            12.4          10.9

ESCROWED/PRE-REFUNDED  10.8          6.1

HOUSING                9.7           7.4

HEALTH CARE            7.7           11.7

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1998
                                                6 MONTHS AGO

YEARS  10.8                                     11.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1998
                                                6 MONTHS AGO

YEARS  6.4                                      6.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1998 AS OF FEBRUARY 28, 1998
AAA 52.3%
AA, A 40.9%
BAA 2.5%
SHORT-TERM
INVESTMENTS 4.3%
AAA 48.0%
AA, A 43.2%
BAA 2.4%
SHORT-TERM
INVESTMENTS 6.4%
ROW: 1, COL: 1, VALUE: 52.3
ROW: 1, COL: 2, VALUE: 40.9
ROW: 1, COL: 3, VALUE: 2.5
ROW: 1, COL: 4, VALUE: 4.3
ROW: 1, COL: 1, VALUE: 48.0
ROW: 1, COL: 2, VALUE: 43.2
ROW: 1, COL: 3, VALUE: 2.4
ROW: 1, COL: 4, VALUE: 6.4
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS AUGUST 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 95.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - 94.3%
Anne Arundel County Consolidated
Wtr. & Swr. 7% 8/1/04  Aa2 $ 550,000 $ 634,132
Baltimore Consolidated Pub. Impt. Series A:
Rfdg. (Cap. Appreciation)
 0% 10/15/06 (FGIC Insured)  Aaa  2,000,000  1,397,120
 7% 10/15/09 (MBIA Insured)  Aaa  500,000  618,150
Baltimore County Gen. Oblig. Rfdg.
(Pension Funding) 4.35% 8/1/01  Aaa  485,000  493,745
Baltimore County Metropolitan Dist.:
 63rd Issue, 6.125% 7/1/07
  (Pre-Refunded to 7/1/02 @ 102) (e)  Aaa  850,000  930,614
 65th Series, 6% 6/1/05  Aaa  1,000,000  1,118,390
Baltimore Port. Facs. Rev. (Consolidated Coal
Sales Co. - duPont (EI) de Nemours & Co.)
6.50% 12/1/10  Aa3  2,000,000  2,205,360
Baltimore Rev. Rfdg. (Wtr. Proj.)
Series A, 5% 7/1/24 (FGIC Insured)  Aaa  1,100,000  1,099,186
Calvert County Gen. Oblig. 5.20% 1/1/04  Aa  1,200,000  1,266,324
Frederick County Pub. Facs. Unltd. Tax
Rev. Rfdg. 5.75% 7/1/16  Aa2  1,000,000  1,049,060
Hartford County Consolidated Pub. Impt.
Unltd. Tax Rfdg. 4.90% 12/1/11  Aa2  1,000,000  1,018,840
Howard County Metropolitan Dist.
Rfdg. Series B, 6% 8/15/03  Aaa  1,000,000  1,095,260
Maryland Commty. Dev. Admin. Dept. of Hsg. &
Commty. Dev. Rev.:
 (Residential) Rfdg. Series B,
  5.05% 9/1/19 (d)  Aa2  1,000,000  1,023,730
  (Single Family Hsg. Prog.)
  7th Series, 7.25% 4/1/19 (d)  Aa  500,000  545,880
Maryland Gen. Oblig. State &
Local Facs. Loan Unltd. Tax:
 1st Series:
  4.50% 3/1/01  Aaa  615,000  626,470
   5.50% 2/1/06  Aaa  1,000,000  1,063,880
  2nd Series:
  5% 8/1/11  Aaa  1,000,000  1,037,530
   5.25% 7/15/12   Aaa  1,000,000  1,055,550
Maryland Health & Higher Edl. Facs. Auth. Rev.:
Rfdg.:
  (Good Samaritan Hosp.) 5.70% 7/1/09
  (AMBAC Insured) (Escrowed to Maturity) (e) A1 1,000,000 1,110,960 (Helix Health Issue) 5% 7/1/17
  (AMBAC Insured)  Aaa  1,000,000  1,005,340
  (Howard County Gen. Hosp.) 5.50% 7/1/13
  (Escrowed to Maturity) (e)  Baa1  1,000,000  1,075,860
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - CONTINUED
Maryland Health & Higher Edl. Facs. Auth. Rev.: - continued
 Rfdg.:
  (Johns Hopkins Univ.) 6% 7/1/10  Aa2 $ 500,000 $ 567,050
 (Good Samaritan Hosp.):
 5.75% 7/1/13 (AMBAC Insured)
  (Escrowed to Maturity) (e)  A1  240,000  262,762
  5.75% 7/1/13 (AMBAC Insured)  Aaa  145,000  162,755
 (Hosp. Charity Oblig. Group)
 Series D, 4.60% 11/1/03  Aa2  1,000,000  1,020,350
Maryland Ind. Dev. Fing. Auth. Rev. Rfdg.
(Holy Cross Health Sys. Corp.)
5.70% 12/1/10  Aa3  1,000,000  1,104,730
Maryland Trans. Auth. Rev. (Trans. Facs. Proj.):
Rfdg.:
 (Cap. Appreciation) 0% 7/1/04
  (FGIC Insured) (b)  Aaa  3,000,000  2,365,710
  5.80% 7/1/06  A1  500,000  554,355
 6.80% 7/1/16 (Escrowed to Maturity) (e)  Aaa  1,015,000  1,217,046
Montgomery County Consolidated Pub. Impt.
Unltd. Tax Series A:
 6.30% 4/1/04  Aaa  500,000  558,725
  5.625% 10/1/06  Aaa  1,000,000  1,097,350
Montgomery County Hsg. Opportunity
Commission Rev. (Single Family Mtg.)
Series A, 6.60% 7/1/14  Aa2  1,000,000  1,075,550
Northeast Maryland Waste Disp. Auth.:
 Resource Recovery Rev. Rfdg.
  (Southwest Resource Recovery Facs.)
  7.20% 1/1/05 (MBIA Insured)  Aaa  1,235,000  1,434,823
  Solid Waste Rev. (Montgomery County
  Resource Recovery Proj.) Series A:
   5.90% 7/1/05 (d)   A  760,000  823,734
   6% 7/1/07 (d)   A  500,000  551,950
Prince Georges County Consolidated Pub. Impt.
5.50% 3/15/16 (MBIA Insured)  Aaa  1,000,000  1,054,090
Prince Georges County Hsg. Auth. Rev. (Single
Family Mtg.) Series A, 6.50% 12/1/15 (d)  AAA  465,000  501,126
Univ. of Maryland Sys. Auxiliary
Facs. & Tuition Rev.:
 Rfdg. Series C, 5% 10/1/10  Aa3  1,000,000  1,022,040
  Series A, 5.60% 4/1/16  Aa3  500,000  523,270
Washington D.C. Metropolitan Area Trans. Auth.
Gross Rev. Rfdg. 6% 7/1/10 (FGIC Insured)  Aaa  1,570,000  1,799,204
Washington D.C. Suburban Sanitation
Dist. Rfdg. Second Series, 8% 1/1/02  Aa1  1,000,000  1,125,720
  40,293,721
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
PUERTO RICO - 1.4%
Puerto Rico Commonwealth Infrastructure
Fing. Auth. Spl. Tax Rev. Series A,
5% 7/1/28 (AMBAC Insured)  Aaa $ 600,000 $ 600,756
TOTAL MUNICIPAL BONDS
(Cost $38,859,794)    40,894,477
MUNICIPAL NOTES (C) - 4.3%
MARYLAND - 4.3%
Maryland Commty. Dev. Admin.
Dept. of Hsg.& Commty.
Participating VRDN, Series 1997-P,
3.75% (Liquidity Facility Caisse des
Depots et Consignations) (f)  Aa2  640,000  640,000
Maryland Commty. Dev. Admin. Multi-Family
Dev. Rev. Rfdg. (Avalon Lea Apts. Proj.)
Series 1997, 3.20%
(Fannie Mae Guaranteed) VRDN  VMIG1  1,000,000  1,000,000
Maryland Nat'l. Cap. Park & Planning Commission
(Prince Georges County) Series V-2, 3.70%
(BPA First Union Nat'l. Bank (NC) VRDN   A-1+  200,000  200,000
TOTAL MUNICIPAL NOTES
(Cost $1,840,000)    1,840,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $40,699,794)  $ 42,734,477
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
9 U.S. Treasury Bond Contracts   Dec. 1998 $ 1,143,000 $ 26,852
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.7%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $59,143.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 92.0% AAA, AA, A 83.8%
Baa 2.5% BBB  2.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   38.6%
Special Tax   12.4
Escrowed/Pre-Refunded   10.8
Housing   9.7
Health Care   7.7
Resource Recovery   6.6
Industrial Development   5.2
Others (individually less than 5%)   9.0
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $40,699,794. Net unrealized appreciation aggregated $2,034,683, of which $2,036,810 related to appreciated investment securities and $2,127 related to depreciated investment securities.
At August 31, 1998, the fund had a capital loss carryforward of approximately $1,014,000 all of which will expire on August 31, 2004. FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                  AUGUST 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $40,699,794) -              $ 42,734,477
SEE ACCOMPANYING SCHEDULE

CASH                                                                  600,791

RECEIVABLE FOR FUND SHARES SOLD                                       106,000

INTEREST RECEIVABLE                                                   453,624

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                   5,906

OTHER RECEIVABLES                                                     239

 TOTAL ASSETS                                                         43,901,037

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                            $ 6,468

DISTRIBUTIONS PAYABLE                                        41,910

ACCRUED MANAGEMENT FEE                                       19,676

OTHER PAYABLES AND ACCRUED EXPENSES                          223

 TOTAL LIABILITIES                                                    68,277

NET ASSETS                                                           $ 43,832,760

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                      $ 42,812,299

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                 (1,041,074)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS             2,061,535

NET ASSETS, FOR 4,155,865 SHARES OUTSTANDING                         $ 43,832,760

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER              $10.55
SHARE ($43,832,760 (DIVIDED BY) 4,155,865 SHARES)



STATEMENT OF OPERATIONS
                                                       YEAR ENDED AUGUST 31, 1998

INTEREST INCOME                                                       $ 2,012,370

EXPENSES

MANAGEMENT FEE                                            $ 222,795

NON-INTERESTED TRUSTEES' COMPENSATION                      150

 TOTAL EXPENSES BEFORE REDUCTIONS                          222,945

 EXPENSE REDUCTIONS                                        (9,627)     213,318

NET INTEREST INCOME                                                    1,799,052

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     183,074

 FUTURES CONTRACTS                                         169,777     352,851

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     1,082,975

 FUTURES CONTRACTS                                         29,157      1,112,132

NET GAIN (LOSS)                                                        1,464,983

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 3,264,035
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED       YEAR ENDED
                                                   AUGUST 31, 1998  AUGUST 31, 1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                         $ 1,799,052      $ 2,057,228
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                           352,851           387,545

 CHANGE IN NET UNREALIZED APPRECIATION              1,112,132         1,012,810
(DEPRECIATION)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING    3,264,035         3,457,583
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                       (1,799,052)      (2,057,228)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                             -                (13,585)

 TOTAL DISTRIBUTIONS                                (1,799,052)      (2,070,813)

SHARE TRANSACTIONS                                  9,360,492        5,101,188
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                      1,411,279        1,626,626

 COST OF SHARES REDEEMED                            (8,636,037)      (13,244,371)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING    2,135,734        (6,516,557)
FROM SHARE TRANSATIONS

 REDEMPTION FEES                                    1,113            1,270

  TOTAL INCREASE (DECREASE) IN NET ASSETS           3,601,830        (5,128,517)

NET ASSETS

 BEGINNING OF PERIOD                                40,230,930       45,359,447

 END OF PERIOD                                     $ 43,832,760    $ 40,230,930

OTHER INFORMATION
SHARES

 SOLD                                               896,788          509,301

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS            135,699          162,086

 REDEEMED                                           (833,035)        (1,322,135)

 NET INCREASE (DECREASE)                            199,452          (650,748)




FINANCIAL HIGHLIGHTS
                                              YEARS ENDED AUGUST 31,

                                   1998      1997      1996      1995      1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 10.170  $ 9.850   $ 9.840   $ 9.640   $ 10.350
OF PERIOD

INCOME FROM INVESTMENT              .461      .466      .488      .541      .543
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED        .380      .323      .009      .198      (.697)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              .841      .789      .497      .739      (.154)
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.461)    (.466)    (.488)    (.541)    (.543)

 FROM NET REALIZED GAIN             -         (.003)    -         -         -

 IN EXCESS OF NET REALIZED GAIN     -         -         -         -         (.020)

 TOTAL DISTRIBUTIONS                (.461)    (.469)    (.488)    (.541)    (.563)

REDEMPTION FEES ADDED TO PAID IN    .000      .000      .001      .002      .007
CAPITAL

NET ASSET VALUE, END OF PERIOD     $ 10.550  $ 10.170  $ 9.850   $ 9.840   $ 9.640

TOTAL RETURN A, B                   8.43%     8.17%     5.12%     8.07%     (1.46)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 43,833  $ 40,231  $ 45,359  $ 43,489  $ 41,464
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .55%      .55%      .40%C      .15%C      .03%C
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .53%D     .54%D     .39%D      .15%       .03%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     4.44%     4.65%     4.91%     5.71%     5.45%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             23%       41%       74%       72%       64%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $11,113,535 and $8,902,140, respectively.
The market value of futures contracts opened and closed during the period amounted to $8,385,642 and $8,456,326, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $9,627 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Maryland Municipal Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Maryland Municipal Income Fund (a fund of Fidelity Union Street Trust) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Maryland Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 1998
DISTRIBUTIONS


During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 9.14% of the fund's income dividends was subject to the federal alternative minimum tax.
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Spartan Arizona Municipal Income
(registered trademark)
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
 Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
(REGISTERED TRADEMARK)
 AUTOMATED LINE FOR QUICKEST SERVICE



(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    23  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   27  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   30  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998                     PAST 1  PAST 5  PAST 10
                                                  YEAR    YEARS   YEARS

SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME       5.37%   24.70%  74.73%

LB 1-5 YEAR MUNICIPAL BOND                        5.80%   27.00%  N/A

SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS           5.25%   23.50%  76.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year Muncipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 31 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998                PAST 1  PAST 5  PAST 10
                                             YEAR    YEARS   YEARS

SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME  5.37%   4.51%   5.74%

LB 1-5 YEAR MUNICIPAL BOND                   5.80%   4.90%   N/A

SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS      5.25%   4.31%   5.86%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Spartan Short-Int. Muni     LB Municipal Bond
             00404                       LB015
  1988/08/31      10000.00                    10000.00
  1988/09/30      10071.19                    10181.00
  1988/10/31      10132.94                    10360.19
  1988/11/30      10119.86                    10265.29
  1988/12/31      10182.10                    10370.30
  1989/01/31      10242.32                    10584.76
  1989/02/28      10206.03                    10463.99
  1989/03/31      10188.83                    10438.98
  1989/04/30      10248.48                    10686.80
  1989/05/31      10362.51                    10908.76
  1989/06/30      10444.28                    11056.90
  1989/07/31      10548.36                    11207.39
  1989/08/31      10574.40                    11097.67
  1989/09/30      10591.50                    11064.60
  1989/10/31      10673.62                    11199.92
  1989/11/30      10747.10                    11395.92
  1989/12/31      10823.70                    11489.13
  1990/01/31      10829.21                    11434.79
  1990/02/28      10916.53                    11536.56
  1990/03/31      10959.43                    11540.02
  1990/04/30      10941.93                    11456.47
  1990/05/31      11042.39                    11706.57
  1990/06/30      11096.98                    11809.47
  1990/07/31      11185.83                    11983.07
  1990/08/31      11204.39                    11809.07
  1990/09/30      11271.06                    11815.80
  1990/10/31      11354.90                    12030.14
  1990/11/30      11460.29                    12272.07
  1990/12/31      11518.14                    12325.45
  1991/01/31      11624.30                    12490.86
  1991/02/28      11695.67                    12599.53
  1991/03/31      11742.68                    12604.07
  1991/04/30      11853.44                    12771.70
  1991/05/31      11924.81                    12885.24
  1991/06/30      11957.73                    12872.48
  1991/07/31      12039.77                    13029.27
  1991/08/31      12135.49                    13200.87
  1991/09/30      12231.61                    13372.74
  1991/10/31      12312.72                    13493.10
  1991/11/30      12367.27                    13530.74
  1991/12/31      12537.70                    13821.11
  1992/01/31      12590.83                    13852.62
  1992/02/29      12641.21                    13857.06
  1992/03/31      12647.41                    13862.18
  1992/04/30      12729.77                    13985.56
  1992/05/31      12800.04                    14150.17
  1992/06/30      12905.79                    14387.61
  1992/07/31      13103.92                    14818.95
  1992/08/31      13050.94                    14674.46
  1992/09/30      13116.04                    14770.43
  1992/10/31      13114.83                    14625.24
  1992/11/30      13232.72                    14887.18
  1992/12/31      13313.00                    15039.18
  1993/01/31      13446.91                    15214.08
  1993/02/28      13683.57                    15764.38
  1993/03/31      13641.52                    15597.75
  1993/04/30      13706.56                    15755.13
  1993/05/31      13759.71                    15843.67
  1993/06/30      13851.93                    16108.10
  1993/07/31      13863.01                    16129.20
  1993/08/31      14012.19                    16465.01
  1993/09/30      14104.98                    16652.55
  1993/10/31      14130.43                    16684.69
  1993/11/30      14111.24                    16537.70
  1993/12/31      14261.11                    16886.81
  1994/01/31      14356.16                    17079.66
  1994/02/28      14207.19                    16637.29
  1994/03/31      13962.88                    15959.82
  1994/04/30      14015.61                    16095.16
  1994/05/31      14099.01                    16234.71
  1994/06/30      14121.76                    16135.51
  1994/07/31      14247.17                    16431.28
  1994/08/31      14299.98                    16488.13
  1994/09/30      14263.62                    16246.08
  1994/10/31      14213.68                    15957.55
  1994/11/30      14134.72                    15669.04
  1994/12/31      14248.99                    16013.91
  1995/01/31      14407.08                    16471.59
  1995/02/28      14574.42                    16950.59
  1995/03/31      14672.15                    17145.35
  1995/04/30      14724.90                    17165.58
  1995/05/31      14898.84                    17713.33
  1995/06/30      14921.22                    17559.23
  1995/07/31      15005.45                    17725.69
  1995/08/31      15150.69                    17950.45
  1995/09/30      15203.56                    18064.08
  1995/10/31      15288.17                    18326.73
  1995/11/30      15386.08                    18630.77
  1995/12/31      15455.90                    18809.81
  1996/01/31      15556.60                    18951.83
  1996/02/29      15561.01                    18823.90
  1996/03/31      15506.42                    18583.33
  1996/04/30      15513.11                    18530.74
  1996/05/31      15537.39                    18523.33
  1996/06/30      15606.43                    18725.05
  1996/07/31      15694.14                    18895.44
  1996/08/31      15718.88                    18890.91
  1996/09/30      15805.84                    19155.38
  1996/10/31      15910.41                    19372.03
  1996/11/30      16061.45                    19726.54
  1996/12/31      16055.40                    19643.69
  1997/01/31      16113.88                    19680.81
  1997/02/28      16198.88                    19861.48
  1997/03/31      16111.56                    19596.73
  1997/04/30      16168.38                    19760.75
  1997/05/31      16308.83                    20057.96
  1997/06/30      16415.05                    20271.57
  1997/07/31      16621.65                    20833.10
  1997/08/31      16581.74                    20637.89
  1997/09/30      16688.42                    20882.86
  1997/10/31      16747.72                    21017.14
  1997/11/30      16805.00                    21140.72
  1997/12/31      16930.90                    21449.16
  1998/01/31      17040.58                    21670.52
  1998/02/28      17061.17                    21677.02
  1998/03/31      17088.00                    21696.09
  1998/04/30      17062.24                    21598.24
  1998/05/31      17207.83                    21940.15
  1998/06/30      17249.53                    22026.59
  1998/07/31      17310.05                    22081.88
  1998/08/31      17472.79                    22423.04
IMATRL PRASUN   SHR__CHT 19980831 19980909 110439 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on August 31, 1988. As the chart shows, by August 31, 1998, the value of the investment would have grown to $17,473 - a 74.73% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,423 - a 124.23% increase.
UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                     YEARS ENDED AUGUST 31,

                 1998   1997   1996    1995   1994

DIVIDEND RETURN  4.27%  4.38%  4.25%   4.53%  4.43%

CAPITAL RETURN   1.10%  1.11%  -0.50%  1.42%  -2.38%

TOTAL RETURN     5.37%  5.49%  3.75%   5.95%  2.05%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1998           PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     3.49(CENTS)  21.12(CENTS)  41.92(CENTS)

ANNUALIZED DIVIDEND RATE                4.06%        4.15%         4.15%

30-DAY ANNUALIZED YIELD                 3.57%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  5.58%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.11 over the past one month, $10.09 over the past six months and $10.09 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A glut of new municipal bond
issuance - combined with
slackened demand and strong U.S
Treasury bond performance -
caused the municipal bond market
to underperform its taxable
counterparts during the 12-month
period that ended August 31, 1998.
In this time, the Lehman Brothers
Municipal Bond Index - a measure
of muni bond performance -
returned 8.65%. In contrast, the
Lehman Brothers Aggregate Bond
Index - which gauges the
performance of the taxable bond
market - returned 10.57%. Things
were looking up for fixed-income
markets at the beginning of the
period, with positive U.S. economic
news and the Federal Reserve
Board's reluctance to raise interest
rates playing key roles. The tides
shifted, however, in the later stages of 1997 when new-issue supply began to eclipse demand and muni bond performance suffered. The fourth quarter of 1997 was punctuated by extreme volatility in Asian markets, and concerned investors began to consider fixed-income investments as a more stable alternative. This helped municipal bond performance slightly, but a deluge of new issuance in early 1998 - prompted primarily by low interest rates - took away some steam. As the period progressed, issuers showed no signs of letting up. In
May, for example, the largest single
deal in municipal bond history took
place - a $3.5 billion deal floated by
the Long Island Power Authority.
This supply/demand imbalance
continued to play out through the
end of August.
An interview with Norm Lind, Portfolio Manager of Spartan Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12-month period that ended August 31, 1998, the fund had a total return of 5.37%. To get a sense of how the fund did relative to its competitors, the short-intermediate municipal debt funds average returned 5.25% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-5 Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 5.80%.
Q. WHAT WERE SOME POSITIVES FOR THE FUND'S PERFORMANCE?
A. At several points throughout the year, I altered the way the fund was invested in bonds with various maturities, mainly to the benefit of the fund. At the beginning of 1998, for example, I sold some bonds with very short maturities - those maturing in the year 2000 - when demand for them was strong and the prices paid for them were quite good. To replace them, I bought bonds maturing in 2005, because I thought they were priced below their fair value and their yields were attractive given their maturity. More recently, bonds maturing in 2005 rose to what I believed to be fair value, so I sold some at a profit to the fund and replaced them with more attractively priced bonds maturing in 2006. At about the same time, I bought back some bonds maturing in 2000 because I believed they once again represented a good value. In addition, bonds issued by New York City and some bonds issued by New York state performed exceptionally well thanks in large part to their strong economies and improved fiscal health.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The most disappointing thing was that there were very few opportunities to buy Baa-rated bonds that were attractively priced and that also offered relatively high yields. The market hasn't - in my view - rewarded investors for taking on the added risk associated with lower-quality bonds. At the end of the period, a Baa-rated bond paid only about 35 basis points (0.35%) more in yield than the highest-quality Aaa-rated bond. I didn't feel that yield differential
- or spread - was enough to compensate for the additional risk.
Q. WHAT SECTORS DID YOU TURN TO FOR ATTRACTIVE, HIGH-YIELDING
OPPORTUNITIES?
A. Housing and student loan bonds were two areas where I generally look for bonds with relatively high yields. Because they run the risk of being pre-paid before their maturity as borrowers refinance or pay their loans off early, these types of bonds generally offer higher yields as compensation for that prepayment risk. That said, student loan bonds have been in strong demand lately and I sold some to lock in gains for the fund.
Q. THE FUND'S STAKE IN FLORIDA BONDS INCREASED WHILE ITS HOLDINGS IN MASSACHUSETTS BONDS FELL. WHAT EXPLAINS THOSE SHIFTS?
A. Most of the changes I made regarding the fund's allocation among various states had less to do with my outlook for a given state and more to do with finding attractively priced bonds with the structure I needed. For example, I added to the fund's stake in Florida bonds because I found a specific security that offered the maturity range I was looking for, and because I was able to buy it at a relatively cheap price. The decrease in Massachusetts bonds came primarily from the sale of some student loan bonds, which I explained previously. But generally speaking, I tend to emphasize investments in those states where taxes are high because the demand for municipals issued in those states generally is strong.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?
A. While issuance may not reach first half 1998 levels, I don't see the supply of municipal bonds tapering off. A large supply of municipals - which has muted their gains relative to Treasuries over the past year - will likely continue to limit municipal returns unless demand perks up. As long as interest rates remain low, we're likely to see more issuers refinance older, more costly debt, which will probably add - at least temporarily - to the supply of municipal securities available. As far as the fund is concerned, I'll continue to emphasize bonds that I think offer good value given their yields and their risk. For example, I'm comfortable sticking with a fairly large weighting in high-quality bonds for the time being, because I feel that lower-quality securities currently do not offer enough additional yield given their risks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON THE RELATIVE
ATTRACTIVENESS OF MUNICIPAL
BONDS:
"At the end of the period,
municipals were priced attractively
relative to their Treasury
counterparts. One reason for the
low prices of munis is that they
haven't benefited from the `flight
to quality' that boosted Treasuries.
While Treasuries are seen by global
investors as a safe haven in times
of uncertainty, municipals are not.
Rather, municipals appeal
primarily to U.S. investors who can
benefit from their tax-free status.
Another factor that curtailed munis'
performance was swelling supply
from state and local governments
taking advantage of low interest
rates by issuing new debt or
refinancing old debt.
"How cheap are municipals? At the
end of the period, municipals yielded
roughly 95% as much as Treasuries,
compared to the more historical
65% - 80% range. As a review,
municipal bond yields and bond
prices move in the opposite
direction of one another. If
municipals return to their more
typical relationship with
Treasuries by falling in yield, their
prices will likely rise in response. "
FUND FACTS
GOAL: to provide high current
income free from federal taxes
FUND NUMBER: 404
TRADING SYMBOL: FSTFX
START DATE: December 24, 1986
SIZE: as of August 31, 1998,
more than $649 million
MANAGER: Norm Lind, since
1995; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1998
               % OF FUND'S   % OF FUND'S INVESTMENTS
               INVESTMENTS   IN THESE STATES
                             6 MONTHS AGO

NEW YORK       13.9          17.0

FLORIDA        11.7          7.1

TEXAS          6.7           7.2

MASSACHUSETTS  6.4           11.2

CALIFORNIA     6.0           7.3

TOP FIVE SECTORS AS OF AUGUST 31, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     30.0          27.6

ELECTRIC REVENUE       15.4          12.8

EDUCATION              12.2          16.6

ESCROWED/PRE-REFUNDED  10.4          19.0

SPECIAL TAX            7.4           6.5

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1998
                                                 6 MONTHS AGO

YEARS  3.2                                       3.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1998
                                                 6 MONTHS AGO

YEARS  2.9                                       2.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1998 AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 82.8
ROW: 1, COL: 2, VALUE: 7.0
ROW: 1, COL: 3, VALUE: 2.2
ROW: 1, COL: 4, VALUE: 8.0
AAA, AA, A 93.5%
BAA 5.2%
NON-RATED 0.6%
SHORT-TERM
INVESTMENTS 0.7%
AAA, AA, A 82.8%
BAA 7.6%
NON-RATED 1.2%
SHORT-TERM
INVESTMENTS 8.4%
ROW: 1, COL: 1, VALUE: 91.40000000000001
ROW: 1, COL: 2, VALUE: 5.0
ROW: 1, COL: 3, VALUE: 1.7
ROW: 1, COL: 4, VALUE: 1.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS AUGUST 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 91.6%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ALASKA - 0.8%
Alaska Student Loan Corp. Student Loan Rev. Series A:
 5% 7/1/03 (AMBAC Insured) (c)   $ 500 $ 510
 5.55% 7/1/03 (AMBAC Insured) (c)    1,000  1,043
 5.10% 7/1/04 (AMBAC Insured) (c)    2,300  2,359
North Slope Borough (Cap. Appreciation) Series A,
0% 6/30/99 (MBIA Insured)    1,500  1,454
  5,366
ARIZONA - 2.0%
Arizona Trans. Board Hwy. Rev. Sub Series A,
6.60% 7/1/08 (Pre-Refunded to 7/1/01 @ 101.50) (d)  2,800  3,048
Maricopa County Edl. Facs. Auth. (Washington
Elementary School Dist.) Series 1996 C,
5% 7/1/05 (FGIC Insured)    3,850  4,059
Maricopa County Gen. Oblig. Series C, 8.90% 7/1/99
(Escrowed to Maturity) (d)    4,000  4,166
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg. (Arpt. Impts.)
Series A, 5.85% 7/1/01 (c)    1,000  1,052
Univ. of Arizona Board of Regents Rev. Series B,
6.90% 6/1/16 (Pre-Refunded to 6/1/00 @ 102) (d)   1,000  1,072
  13,397
ARKANSAS - 1.4%
Arkansas Student Loan Auth. Rev. Sr. Series A-1:
 6.05% 6/1/02 (c)    4,700  4,933
 6.05% 12/1/02 (c)    4,455  4,706
  9,639
CALIFORNIA - 6.0%
California Rural Home Mtg. Fin. Auth. Lease Rev. (Rural
Lease Purp.) Series A, 4.45% 8/1/01 (MBIA Insured)   3,500  3,550
California Statewide Commtys. Dev. Auth. Rev. Ctfs. of
Prtn. Rfdg. (St. Joseph Health Sys.) 5% 7/1/04    1,000  1,043
Clovis Unified School Dist. Spl. Tax (Cap Appreciation)
Series B, 0% 8/1/00 (MBIA Insured)    5,725  5,335
Long Beach Hbr. Rev. Rfdg. Series A, 5.50% 5/15/05
(FGIC Insured) (c)    6,000  6,465
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.
Second Issue:
  9% 10/15/00    1,300  1,438
  9% 10/15/01    2,000  2,300
Metropolitan Wtr. Dist. Rev. (Southern California Wtrwks.)
Series A, 5.50% 7/1/06    6,000  6,554
Rosemead Redev. Agcy. Sub. Lien Tax Allocation Proj. Area 1
(Cap. Appreciation) 0% 10/1/98 (Escrowed to Maturity) (d) 1,000 997 MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
San Bernardino County Ctfs. of Prtn. Rfdg.
(Med. Ctr. Fin. Proj.) 4.75% 8/1/00   $ 4,000 $ 4,049
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Rfdg.
(Cap. Appreciation) Series A, 0% 1/15/02
(MBIA Insured)    5,650  4,895
Santa Ana Commty. Redev. Agcy. Tax Allocation
(Santa Ana Redev. Proj. Area) Series B, 6.50% 12/15/14
(Pre-Refunded to 12/15/00 @ 102) (d)    1,160  1,230
Southern California Pub. Pwr. Auth. (Palo Verde Proj.)
Series A, 5% 7/1/00 (FSA Insured) (a)    3,300  3,359
  41,215
COLORADO - 0.7%
Denver City & County Arpt. Rev. Rfdg.:
 Series C, 5.10% 11/15/01 (c)    2,320  2,367
 Series D, 5% 11/15/98 (c)    2,000  2,005
Pueblo Wtr. Rev. Rfdg. Series 1984 B, 9.50% 11/1/98,
(MBIA Insured)    390  393
  4,765
CONNECTICUT - 0.9%
Connecticut Spl. Assessment Unemployment Compensation
Advanced Fund Rev. Rfdg. 5.50% 5/15/00
(AMBAC Insured)    6,000  6,180
DISTRICT OF COLUMBIA - 0.6%
District of Columbia Gen. Oblig.:
 Rfdg. Series 1, 4.65% 6/1/02 (MBIA Insured)    3,090  3,155
 Series A, 7.50% 6/1/10 (AMBAC Insured)
 (Pre-Refunded to 6/1/00 @ 102) (d)    1,000  1,080
 4.65% 6/1/02 (MBIA Insured) (Escrowed to Maturity) (d)  160  164
  4,399
FLORIDA - 11.5%
Dade County Aviation Rev. Rfdg. (Miami Int'l. Arpt.)
Series A, 5.25 10/01/01 (FSA Insured) (c)    3,500  3,636
Dade County School Dist. Series 95, 6.875% 8/1/00
(MBIA Insured)    5,910  6,257
Escambia County Util. Auth. Sys. Rfdg. Series D:
 4.10% 1/1/00 (FGIC Insured) (a)    2,570  2,579
 4.20% 1/1/01 (FGIC Insured) (a)    2,900  2,921
 4.20% 1/1/02 (FGIC Insured) (a)    2,835  2,855
Florida Board of Ed. Cap. Outlay:
 Series A, 5% 6/1/06    3,725  3,936
 Series B, 5% 6/1/05    25,105  26,513
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - CONTINUED
Florida Dept. of Envir. Protection 5% 7/1/06 (FSA Insured) $ 2,000 $
2,107
Florida Dept. of Trans. Gen. Oblig. 6.50% 7/1/02    1,975  2,157
Hillsborough County Aviation Auth. Rev. (Tampa Int'l. Arpt.)
Series B, 7.10% 10/1/09 (AMBAC Insured)
(Pre-Refunded to 10/1/99 @ 102) (d)    2,000  2,115
Jacksonville Elec. Auth. Rev.:
 Rfdg. (St. John River Issue 2) Series 10, 6.50% 10/1/03  1,500  1,674
 (Third Installment) 5.20% 7/1/01
 (Escrowed to Maturity) (d)    1,270  1,293
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub. Lien):
 6.25% 10/1/00 (FGIC Insured)    9,175  9,638
 6.25% 10/1/01 (FGIC Insured)    9,255  9,921
Tampa Health Sys. Rev. (Catholic Health East) Series A-3,
5.50%, 11/15/02 (MBIA Insured)    1,000  1,060
  78,662
GEORGIA - 0.7%
Atlanta Arpt. Facs. Rev. Rfdg. 5% 1/1/01,
(AMBAC Insured)    1,500  1,538
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg. (Oglethorpe
Pwr. Scherer) Series A, 6.05% 1/1/02 (MBIA Insured)  2,825  3,005
  4,543
HAWAII - 1.9%
Hawaii Arpts. Sys. Rev. Second Series, 7.40% 7/1/02,
(FGIC Insured) (c)    1,000  1,077
Hawaii Gen. Oblig.:
 Rfdg. Series CO, 4.63% 9/1/01 (FGIC Insured)    5,000  5,100
 Series CN, 6.25% 3/1/02 (FGIC Insured)    2,000  2,148
Honolulu City & County Gen. Oblig. Series B,
5.50% 11/1/04 (FGIC Insured)    4,625  4,971
  13,296
KANSAS - 0.6%
Kansas Dev. Fin. Auth. Rev. 5.50% 10/1/05
(AMBAC Insured)    3,000  3,241
Kansas Tpk. Auth. Tpk. Rev. Rfdg. 5% 9/1/99
(AMBAC Insured)    1,080  1,093
  4,334
KENTUCKY - 2.1%
Kentucky Property & Bldgs. Commission Rev. Rfdg.
6% 11/1/00    9,000  9,397
Owensboro Elec. Lt. & Pwr. Rev. Rfdg. Series B, 0% 1/1/01
(AMBAC Insured)    5,450  4,987
  14,384
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
LOUISIANA - 2.0%
Louisiana Pub. Facs. Auth. Rev.:
 Rfdg. (Student Loan) Sr. Series A-1, 6.20% 3/1/01  $ 1,900 $ 1,976
 (Supplemental Student Loan):
  Series B, 8.125% 12/1/99 (AMBAC Insured)
  (BPA The First Nat'l. Bank of Chicago)    7,830  8,129
  Series C, 8.125% 12/1/99 (AMBAC Insured)
  (BPA The First Nat'l. Bank of Chicago)    3,720  3,862
  13,967
MARYLAND - 2.4%
Maryland Gen. Oblig. First Series 6.60% 3/1/00    2,000  2,087
Maryland State & Local Facs. Rev. Second Series,
5% 7/15/02    11,820  12,321
Montgomery County Consolidated Pub. Impt. Series A,
7% 4/1/07 (Pre-Refunded to 4/1/00 @ 102) (d)   2,000  2,140
  16,548
MASSACHUSETTS - 6.4%
Boston Gen. Oblig. Series A, 4.50% 1/1/01
(FGIC Insured)    1,575  1,599
Holyoke Gen. Oblig. 5.25% 8/1/06 (FSA Insured)    500  536
Massachusetts Consolidated Loan:
 Series B, 9.25% 7/1/00    4,500  4,935
 Series C, 6.75% 8/1/06 (Pre-Refunded 8/1/01 @ 102) (d)  1,000  1,100
Massachusetts Gen. Oblig. Rfdg. Series A, 5% 8/1/01   1,000  1,032
Massachusetts Health & Edl. Facs. Auth. Rev. Rfdg.
(Fairview Extended Care) Series B, 4.55% 7/14/02
(MBIA Insured) LOC BankBoston N.A    4,000  4,032
Massachusetts Ind. Fin. Agcy. Rev. (Massachusetts
Biomedical Research):
  Series A-1, 7.10% 8/1/99    1,385  1,423
  (Cap. Appreciation) Series A-1, 0% 8/1/00    4,510  4,183
Massachusetts Ind. Resource Recovery Rev.
(Ogden Haverhill Proj.) Series 1992 A, 4.50% 12/1/01  3,000  3,008
Massachusetts Wtr. Resources Auth.:
 Rfdg. Series C, 5.25% 12/1/01    2,000  2,079
 Series A, 7.125% 4/1/00    1,500  1,575
New England Edl. Loan Marketing Corp. Rfdg.
(Massachusetts Student Loan):
  Sr. Issue D, 6% 9/1/99    7,000  7,128
  Sr. Issue D, 6.20% 9/1/00    2,000  2,073
  Series B, 5.40% 6/1/00    8,500  8,661
  43,364
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MICHIGAN - 2.1%
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Project):
  4.75% 9/30/00   $ 5,220 $ 5,302
  4.80% 9/30/01    1,000  1,020
Michigan Hosp. Fin. Auth. Rev. Rfdg.:
 (Genesys Reg'l. Medical Center):
  Series A, 5.25% 10/1/02    2,040  2,101
  Series A, 5.25% 10/1/03    1,000  1,032
 (Mercy Health Services):
  Series S, 5.75% 8/15/05    1,275  1,381
  Series T, 5.75 8/15/05    3,070  3,325
  14,161
MINNESOTA - 1.3%
Maplewood Health Care Facs. Rev.
(Health East Proj.) 5.70% 11/15/02    1,000  1,049
Minneapolis Gen. Oblig. (Cap. Appreciation) Series B:
 0% 12/1/02    1,300  1,103
 0% 12/1/03    500  407
 0% 12/1/04    1,500  1,167
 0% 12/1/05    1,500  1,118
Minnesota Gen. Oblig. 6.40% 8/1/01    1,310  1,406
Rosemount Ind. School Dist. Rfdg. 4% 3/1/01    2,610  2,622
  8,872
MONTANA - 0.7%
Montana Higher Ed. Student Loan Assistance Corp.
Student Loan Rev. Series B:
  6.40% 12/1/98 (c)    3,975  3,998
  6.60% 12/1/99 (c)    460  473
  4,471
NEBRASKA - 0.5%
Nebraska Pub. Pwr. Dist. Rev. 5.40% 7/1/01    3,085  3,205
NEVADA - 0.5%
Clark County Flood Cont. (Group 1) 6% 11/1/01    1,000  1,065
Clark County Hwy. Impt. Rev. (Motor Vehicle Fuel Tax)
5% 7/1/01 (AMBAC Insured)    2,000  2,058
  3,123
NEW JERSEY - 1.2%
New Jersey Gen. Oblig. Rfdg. Series B,
6.25% 1/15/01    1,500  1,585
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW JERSEY - CONTINUED
New Jersey Health Care Facs. Fin. Auth. Rev.
(Atlantic City Med. Ctr.) Series C, 6.45% 7/1/02   $ 3,500 $ 3,761
New Jersey Trans. Corp. Capital Grant Anticipation Notes
Series A, 4.625% 9/1/99    2,675  2,691
  8,037
NEW MEXICO - 1.6%
Albuquerque Arpt. Rev. Rfdg.:
 6.25% 7/1/99 (AMBAC Insured) (c)    540  551
 6.25% 7/1/00 (AMBAC Insured) (c)    660  688
 6.25% 7/1/01 (AMBAC Insured) (c)    980  1,038
 7.35% 7/1/01 (AMBAC Insured) (Pre-Refunded to
 10/15/98 @ 101) (d)    1,015  1,030
New Mexico Edl. Assistance Foundation Student Loan
Rev. Sr. Series IV-A1:
  6.40% 3/1/03 (c)    4,560  4,792
  6.50% 3/1/04 (c)    2,765  2,933
  11,032
NEW YORK - 13.9%
Long Island Pwr. Auth. (NY Elec. Sys. Rev.) Series A, 5.50%
12/1/06 (AMBAC Insured)    4,000  4,339
New York City Gen. Oblig.:
 Rfdg.:
  Series A, 5.70% 8/1/02    1,500  1,585
  Series D, 6.60% 2/1/03    1,000  1,098
  Series H, 7.87% 8/1/00 (Escrowed to Maturity) (d)   2,500  2,692
  Series H, 5.40% 8/1/04    3,935  4,169
 Series F:
  8.10% 11/15/99    550  579
  8.10% 11/15/99 (Escrowed to Maturity) (d)    2,740  2,888
 Series H:
  6.90% 2/1/01    400  426
  6.90% 2/1/01 (Escrowed to Maturity) (d)    2,635  2,826
  5% 8/1/05    8,050  8,359
 Series J, 6% 2/15/04    3,000  3,252
New York City Muni. Assistance Corp. Rfdg.:
 Series E, 5.50% 7/1/00    1,000  1,032
 Series M, 5% 7/1/02    3,000  3,118
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev.
Series 93-B, 6.50% 6/15/20
(Pre-Refunded to 6/15/02 @ 101) (d)    2,000  2,204
New York State Dorm. Auth. Rev. (Mental Health Services Facs.)
Series A, 6% 2/15/01    1,500  1,572
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York State Envir. Facs. Corp. Resources Recovery Rev.
(Huntington Proj.) Series A, 7.50% 10/1/12
(Pre-Refunded to 10/1/99 @ 102) (c)(d)   $ 5,000 $ 5,269
New York State Local Gov't. Assistance Corp.:
 Rfdg.:
  Series A, 5.50% 4/1/04 (AMBAC Insured)    2,700  2,892
  Series E, 5.50% 7/1/01    20,400  21,332
 Series B:
  7.50% 4/1/20 (Pre-Refunded to 4/1/01 @ 102) (d)  10,000  11,102
  7% 4/1/21 (Pre-Refunded to 4/1/01 @ 100) (d)   5,150  5,561
New York State Med. Care Facs. Fin. Agcy. Rev.
(Mental Health Svc. Facs.) Series C, 7.30% 2/15/21
(Pre-Refunded to 8/15/01 @ 102) (d)    1,785  1,991
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
  6% 4/1/01    1,100  1,152
  5.40% 4/1/03    2,750  2,894
  6% 4/1/03    2,300  2,478
  94,810
NORTH CAROLINA - 2.3%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys.
Rev. Rfdg.:
  Series A:
   5.20% 1/1/01    3,000  3,056
   7.875% 1/1/02    9,255  10,228
  Series B, 5.50% 1/1/02    1,000  1,032
North Carolina Muni. Pwr. Agcy. #1 Rev. Rfdg. (Catawba Elec.)
5.75% 1/1/02    1,000  1,047
  15,363
OHIO - 2.7%
Butler County Trans. Impt. Dist. Series A, 5% 4/1/04
(FSA Insured)    2,605  2,727
Cleveland Arpt. Sys. Rev. Series A, 5.50% 1/1/05
(FSA Insured) (c)    1,000  1,071
Franklin County Ltd. Tax (Courthouse) 6.375% 12/1/17,
(Pre-Refunded to 12/1/01 @ 102) (d)    3,800  4,161
Montgomery County Hosp. Rev. Rfdg. (Grandview Hosp. &
Med. Center):
  5.25% 12/1/02    2,000  2,060
  5.25% 12/1/03    2,000  2,064
Ohio Bldg. Auth. State Facs. (Administration Bldg. Fund Proj.)
Series A, 5.50% 10/1/01    2,175  2,274
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
OHIO - CONTINUED
Ohio Wtr. Dev. Auth. Rev. (Fresh Water Proj.) 5.40%
6/1/05 (AMBAC Insured)   $ 1,350 $ 1,447
Ohio Wtr. Dev. Auth. Pollution Ctrl. Facs. Rev. 5.25%
6/1/06 (MBIA Insured)    2,310  2,466
  18,270
OKLAHOMA - 1.6%
Tulsa County Independent School Dist. #1 4.40% 2/1/02 10,875 11,061 PENNSYLVANIA - 2.9%
Erie County School Dist. (Cap. Appreciation) 0% 12/1/98,
(Escrowed to Maturity) (d)    1,770  1,755
Pennsylvania Gen. Oblig. Second Series, 5% 10/15/01 3,000 3,104 Pennsylvania Higher Ed. Facs. Auth. Health Svcs. Rev. Rfdg.
(Penn. Univ.) Series A, 5.125% 1/1/01    4,000  4,102
Philadelphia Gas Wks. Rev. Series A, 5.25% 7/1/05
(FSA Insured)    5,000  5,327
Philadelphia Wtr. & Swr. Rev. 16th Series, 7% 8/1/21,
(FSA Insured) (Pre-Refunded to 8/1/01 @ 102) (d)   1,000  1,106
Somerset County Gen. Auth. Commonwealth Lease Rev.
6.25% 10/15/11 (Pre-Refunded to 10/15/01 @ 100) (d)  4,000  4,283
  19,677
SOUTH CAROLINA - 2.8%
Richland County School Dist. #2 Series B, 5.60% 3/1/02
(MBIA Insured)    1,100  1,165
South Carolina Ed. Assistance Auth. Rev.:
 (Insured Student Loan):
  6.60% 9/1/99 (c)    2,845  2,919
  6.30% 9/1/01 (c)    1,400  1,479
 Rfdg. (Guaranteed Student Loan) Sub. Lien B, 5% 9/1/99 (c)  7,045
7,119
South Carolina Pub. Svc. Auth. Rfdg.:
 (Santee Cooper) Series B, 6.50% 7/1/26
 (Pre-Refunded to 7/1/01 @ 102) (d)    4,145  4,520
 Series A, 6.25% 1/1/01 (AMBAC Insured)    2,005  2,111
  19,313
SOUTH DAKOTA - 0.5%
South Dakota Student Loan Fin. Corp. Student Loan Rev.
Series A, 5.70% 8/1/99 (Escrowed to Maturity) (c)(d)   3,575  3,638
TENNESSEE - 0.8%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A:
  5.25% 2/15/01 (MBIA Insured) (c)    800  823
  5.25% 2/15/02 (MBIA Insured) (c)    1,000  1,039
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TENNESSEE - CONTINUED
Metropolitan Nashville Arpt. Auth. Arpt. Rev.
Series A, 6.25% 7/1/00 (FGIC Insured) (c)   $ 2,000 $ 2,086
Tennessee Gen. Oblig. Series B, 6.10% 6/1/00    1,425  1,485
  5,433
TEXAS - 6.7%
Alamo Commty. College Dist. Rfdg. (Cap. Appreciation):
 0% 2/15/99 (AMBAC Insured)    2,530  2,490
 0% 2/15/00 (AMBAC Insured)    3,350  3,173
Alief Independent School Dist. Rfdg. (Cap. Appreciation)
0% 2/15/02 (PSF Guaranteed)    1,000  873
Brazos Higher Ed. Auth. Inc. Student Loan Rev. Rfdg.:
 Series A, 5.70% 12/1/99 (c)    1,210  1,230
 Series C-1, 5.15% 6/1/99 (c)    7,600  7,651
Conroe Independent School Dist. School House & Rfdg.
0% 2/1/00 (MBIA Insured) (Escrowed to Maturity) (d)   1,190  1,129
Corpus Christi Independent. School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/01 (PSF Guaranteed)   1,600  1,431
Dallas County Gen. Oblig. 7% 8/15/01    1,750  1,906
Deer Park Independent School Dist. Rfdg. 0% 2/15/03
(PSF Guaranteed)    2,240  1,875
Harris County Toll Road Sub. Lien. Rev. Rfdg.
(Cap. Appreciation) 0% 8/1/01    3,490  3,127
Irving Independent School Dist. Cap. Appreciation
0% 2/15/04 (PSF Guaranteed)    3,985  3,191
North Texas Health Facs. Dev. Corp. Rfdg.
(United Reg'l. Health Care Sys. Inc. Proj.)
4.50% 9/1/02 (MBIA Insured)    2,050  2,088
San Antonio Gen. Oblig. Rfdg. (Gen. Impt.)
5.50% 8/1/02    2,875  3,046
Texas A&M Univ. Rev. Rfdg. (Fing. Sys.) 5.25% 5/15/01  2,300  2,375
Texas Gen. Oblig. Superconducting (Cap. Appreciation)
Series C, 0% 4/1/02 (FGIC Insured)    2,750  2,389
Texas Pub. Fin. Auth. Rfdg. (Cap. Appreciation)
Series A, 0% 10/1/01 (AMBAC Insured)    9,000  8,008
  45,982
U.S. VIRGIN ISLANDS - 0.8%
Virgin Islands Pub. Fin. Auth. Rev. Series C:
 5% 10/1/01    2,225  2,267
 5.50% 10/1/04    2,745  2,870
  5,137
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTAH - 5.0%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
 Rfdg. (Cap. Appreciation):
  Series 1, 0% 7/1/15 (AMBAC Insured)
  (Escrowed to Maturity) (d)   $ 7,500 $ 7,062
  Series B:
   0% 7/1/00 (MBIA Insured)    3,500  3,274
   0% 7/1/01 (AMBAC Insured)    5,000  4,488
 Rfdg. Series C, 6% 7/1/01 (MBIA Insured)    2,000  2,114
 Series B, 5.50% 7/1/01 (MBIA Insured)    13,825  14,430
Provo City Energy Sys. Rev. Series A, 7.625% 11/1/12,
(FGIC Insured) (Pre-Refunded to 11/1/99 @ 100) (d)   1,000  1,046
Salt Lake Wtr. & Swr. Rev. Rfdg. 6% 2/1/01,
(AMBAC Insured)    1,650  1,735
  34,149
VERMONT - 0.4%
Vermont Student Assistance Corp.
Edl. Loan Rev. Rfdg. Fin. Prog.
Series A, 6.35% 6/15/99 (AMBAC Insured)    2,500  2,543
VIRGINIA - 0.6%
Virginia Pub. School Auth.:
 Rfdg. Series I, 5% 8/1/05    2,000  2,117
 Series A, 6% 8/1/02    2,000  2,152
  4,269
WASHINGTON - 2.5%
Clark County Pub. Util. Dist. #1 Generating Sys.
Rev. 6% 1/1/02 (FGIC Insured)    2,000  2,125
Washington Gen. Oblig. Rfdg. Series R-96B,
5.50% 7/1/03    1,000  1,067
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.:
 (Nuclear Proj. #1) Series A:
  7.25% 7/1/99    3,010  3,097
  6.50% 7/1/02    1,000  1,085
 (Nuclear Proj #2):
  Series A, 6.50% 7/1/02    2,220  2,408
  Series B, 5.50% 7/1/03    2,000  2,123
 (Nuclear Proj. #3) 5% 7/1/06 (FSA Insured)    5,000  5,221
  17,126
WISCONSIN - 0.2%
Wisconsin Gen. Oblig. Series C, 5.25% 5/1/01    1,370  1,419
TOTAL MUNICIPAL BONDS
(Cost $612,035)   625,150
MUNICIPAL NOTES (B) - 0.4%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - 0.2%
Dade County Ind. Dev. Auth. Rev. (Florida Pwr. & Lt. Co.
Proj.) Series 1993, 3.35%, VRDN   $ 1,000 $ 1,000
SOUTH CAROLINA - 0.2%
Charleston County Ind. Rev. (Zeigler Coal Holding Proj.)
3.50%, LOC Bank of America Nat'l. Trust & Savings, NA,
VRDN (c)    1,400  1,400
TOTAL MUNICIPAL NOTES
(Cost $2,400)   2,400
CASH EQUIVALENTS - 8.0%
 SHARES
 (000S)
Municipal Central Cash Fund (e)(f) (Cost $54,885)    54,885  54,885
TOTAL INVESTMENTS IN SECURITIES - 100%
(Cost $669,320)  $ 682,435
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
(f) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.53%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS    S&P RATINGS
Aaa, Aa, A 78.3%    AAA, AA, A 73.7%
Baa         5.8%    BBB         6.9%
Ba          0.0%    BB          0.0%
B           0.0%    B           0.0%
Caa         0.0%    CCC         0.0%
Ca, C       0.0%    CC, C       0.0%
                    D           0.0%
The percentage not rated by Moody's or S&P amounted to 1.3%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   30.0%
Electric Revenue   15.4
Education   12.2
Escrowed/Pre-Refunded   10.4
Special Tax   7.4
Healthcare   5.1
Transportation   5.0
Others   14.5
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $669,320,000. Net unrealized appreciation aggregated $13,115,000, all of which related to appreciated investment securities.
At August 31, 1998, the fund had a capital loss carryforward of approximately $1,749,000 of which $837,000, and $912,000 will expire on August 31, 2003, and 2004, respectively.
At August 31, 1998, the fund was required to defer approximately $380,000 of losses on futures contracts.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)             AUGUST 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $669,320) -             $ 682,435
SEE ACCOMPANYING SCHEDULE

CASH                                                               1,403

RECEIVABLE FOR FUND SHARES SOLD                                    1,171

INTEREST RECEIVABLE                                                8,021

OTHER RECEIVABLES                                                  2

 TOTAL ASSETS                                                      693,032

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                       $ 29,658
REGULAR DELIVERY

 DELAYED DELIVERY                                        11,637

PAYABLE FOR FUND SHARES REDEEMED                         1,922

DISTRIBUTIONS PAYABLE                                    487

ACCRUED MANAGEMENT FEE                                   303

OTHER PAYABLES AND ACCRUED EXPENSES                      6

 TOTAL LIABILITIES                                                 44,013

NET ASSETS                                                        $ 649,019

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                   $ 638,032

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON              (2,128)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON                      13,115
INVESTMENTS

NET ASSETS, FOR 63,952 SHARES OUTSTANDING                         $ 649,019

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE               $10.15

PER SHARE ($649,019 (DIVIDED BY) 63,952 SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED AUGUST 31, 1998

INTEREST INCOME                                                    $ 32,533

EXPENSES

MANAGEMENT FEE                                            $ 3,801

NON-INTERESTED TRUSTEES' COMPENSATION                      3

 TOTAL EXPENSES BEFORE REDUCTIONS                          3,804

 EXPENSE REDUCTIONS                                        (7)      3,797

NET INTEREST INCOME                                                 28,736

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     3,845

 FUTURES CONTRACTS                                         (171)    3,674

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON             3,903
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                     7,577

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                    $ 36,313
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                      YEAR ENDED       YEAR ENDED
                                                          AUGUST 31, 1998  AUGUST 31, 1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 28,736         $ 31,324
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  3,674            1,491

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      3,903            6,297

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           36,313           39,112
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (28,736)         (31,324)

SHARE TRANSACTIONS                                         218,070          249,129
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    23,954           26,370

 COST OF SHARES REDEEMED                                   (326,250)        (348,515)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (84,226)         (73,016)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (76,649)         (65,228)

NET ASSETS

 BEGINNING OF PERIOD                                       725,668          790,896

 END OF PERIOD                                            $ 649,019        $ 725,668

OTHER INFORMATION
SHARES

 SOLD                                                      21,596           24,897

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   2,373            2,638

 REDEEMED                                                  (32,320)         (34,878)

 NET INCREASE (DECREASE)                                   (8,351)          (7,343)





FINANCIAL HIGHLIGHTS
                                            YEARS ENDED AUGUST 31,

                                  1998      1997      1996     1995     1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 10.040  $ 9.930   $ 9.980  $ 9.840  $ 10.090
OF PERIOD

INCOME FROM INVESTMENT             .419      .425      .418     .429     .443
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED       .110      .110      (.050)   .140     (.240)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT             .529      .535      .368     .569     .203
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME          (.419)    (.425)    (.418)   (.429)   (.443)

 IN EXCESS OF NET REALIZED GAIN    -         -         -        -        (.010)

 TOTAL DISTRIBUTIONS               (.419)    (.425)    (.418)   (.429)   (.453)

NET ASSET VALUE, END OF PERIOD    $ 10.150  $ 10.040  $ 9.930  $ 9.980  $ 9.840

TOTAL RETURN A, B                  5.37%     5.49%     3.75%    5.95%    2.05%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 649     $ 726     $ 791    $ 909    $ 1,083
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       .55%      .55%      .54% C   .55%     .47% C
NET ASSETS

RATIO OF NET INTEREST INCOME TO    4.15%     4.25%     4.17%    4.38%    4.45%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            33%       32%       78%      51%      44%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING
POLICIES.
Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, and capital loss carryforwards. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond markets and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $228,029,000 and $325,844,000, respectively.
3. PURCHASES AND SALES OF INVESTMENTS - CONTINUED
The market value of futures contracts opened and closed during the period amounted to $31,118,000 and $31,242,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $7,000 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Short-Intermediate Municipal Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Intermediate Municipal Income Fund (a fund of Fidelity Union Street Trust) at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 1998
DISTRIBUTIONS


During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 13.81% of the fund's income dividends was subject to the federal alternative minimum tax.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Spartan Arizona Municipal Income
(registered trademark)
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
(REGISTERED TRADEMARK)
CORPORATE HEADQUARTERS
82 DEVONSHIRE ST., BOSTON, MA 02109
WWW.FIDELITY.COM
(REGISTERED TRADEMARK)
 AUTOMATED LINE FOR QUICKEST SERVICE



SPARTAN(REGISTERED TRADEMARK)

(REGISTERED TRADEMARK)

ARIZONA
MUNICIPAL
FUNDS


ANNUAL REPORT
AUGUST 31, 1998
CONTENTS



PRESIDENT'S MESSAGE                          3   NED JOHNSON ON INVESTING STRATEGIES.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

 PERFORMANCE                                 4   HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                   7   THE MANAGER'S REVIEW OF FUND
                                                 PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                          10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                 INVESTMENTS OVER THE PAST SIX MONTHS.

 INVESTMENTS                                 11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                                 WITH THEIR MARKET VALUES.

 FINANCIAL STATEMENTS                        16  STATEMENTS OF ASSETS AND LIABILITIES,
                                                 OPERATIONS, AND CHANGES IN NET ASSETS,
                                                 AS WELL AS FINANCIAL HIGHLIGHTS.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                 20  HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                   22  THE MANAGER'S REVIEW OF FUND
                                                 PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                          24  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                 INVESTMENTS OVER THE PAST SIX MONTHS
                                                 AND ONE YEAR.

 INVESTMENTS                                 25  A COMPLETE LIST OF THE FUND'S INVESTMENTS.

 FINANCIAL STATEMENTS                        28  STATEMENTS OF ASSETS AND LIABILITIES,
                                                 OPERATIONS, AND CHANGES IN NET ASSETS,
                                                 AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                                        32  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT                        35  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                                36



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
SPARTAN ARIZONA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998              PAST 1  LIFE OF
                                           YEAR    FUND

SPARTAN ARIZONA MUNICIPAL INCOME           7.16%   35.63%

LB ARIZONA ENHANCED MUNICIPAL BOND         7.98%   N/A

ARIZONA MUNICIPAL DEBT FUNDS AVERAGE       7.87%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Arizona Enhanced Municipal Bond Index - a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 39 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998              PAST 1  LIFE OF
                                           YEAR    FUND

SPARTAN ARIZONA MUNICIPAL INCOME           7.16%   8.15%

LB ARIZONA ENHANCED MUNICIPAL BOND         7.98%   N/A

ARIZONA MUNICIPAL DEBT FUNDS AVERAGE       7.87%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND


             Spartan AZ Muni Income      LB Municipal Bond
             00434                       LB015
  1994/10/31      10000.00                    10000.00
  1994/11/30       9820.11                     9819.20
  1994/12/31      10064.35                    10035.32
  1995/01/31      10414.23                    10322.13
  1995/02/28      10773.06                    10622.30
  1995/03/31      10866.46                    10744.35
  1995/04/30      10885.64                    10757.03
  1995/05/31      11219.72                    11100.28
  1995/06/30      11111.21                    11003.71
  1995/07/31      11215.14                    11108.03
  1995/08/31      11372.18                    11248.88
  1995/09/30      11463.33                    11320.08
  1995/10/31      11631.80                    11484.67
  1995/11/30      11820.94                    11675.21
  1995/12/31      11925.02                    11787.40
  1996/01/31      12041.15                    11876.40
  1996/02/29      11942.15                    11796.23
  1996/03/31      11779.23                    11645.48
  1996/04/30      11735.76                    11612.52
  1996/05/31      11716.16                    11607.88
  1996/06/30      11827.94                    11734.29
  1996/07/31      11918.94                    11841.07
  1996/08/31      11908.53                    11838.23
  1996/09/30      12056.07                    12003.96
  1996/10/31      12194.14                    12139.73
  1996/11/30      12400.73                    12361.88
  1996/12/31      12343.01                    12309.96
  1997/01/31      12367.61                    12333.23
  1997/02/28      12469.45                    12446.45
  1997/03/31      12294.99                    12280.54
  1997/04/30      12389.13                    12383.32
  1997/05/31      12544.70                    12569.57
  1997/06/30      12675.15                    12703.44
  1997/07/31      13009.98                    13055.32
  1997/08/31      12880.60                    12932.99
  1997/09/30      13024.85                    13086.51
  1997/10/31      13097.69                    13170.65
  1997/11/30      13156.84                    13248.10
  1997/12/31      13326.81                    13441.39
  1998/01/31      13437.65                    13580.10
  1998/02/28      13445.37                    13584.18
  1998/03/31      13446.17                    13596.13
  1998/04/30      13383.32                    13534.81
  1998/05/31      13544.37                    13749.07
  1998/06/30      13579.60                    13803.24
  1998/07/31      13616.10                    13837.88
  1998/08/31      13803.11                    14051.68
IMATRL PRASUN   SHR__CHT 19980831 19980909 102554 R00000000000049
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by August 31, 1998, the value of the investment would have grown to $13,803 - a 38.03% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,052 - a 40.52% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST RATES.
IN TURN, THE SHARE PRICE, RETURN
AND YIELD OF A FUND THAT INVESTS
IN BONDS WILL VARY. THAT MEANS
IF YOU SELL YOUR SHARES DURING
A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
               YEARS ENDED AUGUST 31,   OCTOBER 11, 1994
                                        (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        AUGUST 31,

                  1998   1997   1996    1995

DIVIDEND RETURNS  4.55%  4.80%  4.92%   5.34%

CAPITAL RETURNS   2.61%  3.36%  -0.20%  6.40%

TOTAL RETURNS     7.16%  8.16%  4.72%   11.74%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1998           PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     3.93(CENTS)  23.66(CENTS)  47.34(CENTS)

ANNUALIZED DIVIDEND RATE                4.24%        4.32%         4.36%

30-DAY ANNUALIZED YIELD                 3.88%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  6.39%        -             -


DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.91 over the past one month, $10.87 over the past six months and $10.87 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.26% combined effective 1998 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A glut of new municipal bond
issuance - combined with
slackened demand and strong U.S
Treasury bond performance -
caused the municipal bond market
to underperform its taxable
counterparts during the 12-month
period that ended August 31, 1998.
In this time, the Lehman Brothers
Municipal Bond Index - a measure
of muni bond performance -
returned 8.65%. In contrast, the
Lehman Brothers Aggregate Bond
Index - which gauges the
performance of the taxable bond
market - returned 10.57%. Things
were looking up for fixed-income
markets at the beginning of the
period, with positive U.S. economic
news and the Federal Reserve
Board's reluctance to raise interest
rates playing key roles. The tides
shifted, however, in the later stages of 1997 when new-issue supply began to eclipse demand and muni bond performance suffered. The fourth quarter of 1997 was punctuated by extreme volatility in Asian markets, and concerned investors began to consider fixed-income investments as a more stable alternative. This helped municipal bond performance slightly, but a deluge of new issuance in early 1998 - prompted primarily by low interest rates - took away some steam. As the period progressed, issuers showed no signs of letting up. In
May, for example, the largest single
deal in municipal bond history took
place - a $3.5 billion deal floated by
the Long Island Power Authority.
This supply/demand imbalance
continued to play out through the
end of August.
NOTE TO SHAREHOLDERS: Christine Thompson became Portfolio Manager of Spartan Arizona Municipal Income Fund on July 13, 1998.
Q. HOW DID THE FUND PERFORM, CHRISTINE?
A. For the 12-month period that ended August 31, 1998, the fund had a total return of 7.16%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned 7.87% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Arizona Enhanced Municipal Bond Index - a broad measure of the performance of the state's municipal bond market - returned 7.98% for the same 12-month period.
Q. WHAT ROLE DOES THE LEHMAN BROTHERS ARIZONA ENHANCED MUNICIPAL BOND INDEX PLAY IN MANAGING THE FUND?
A. It plays a very important role. It's the fund's benchmark index and includes most of the universe of Arizona municipal bonds with maturities of four years or more. I use the index as a starting point for my investment decisions, managing the fund to be generally as sensitive to changes in interest rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and market sectors - such as general obligation, housing and others - based on my view of the relative value of each maturity or sector.
Q. WHY DID THE FUND LAG ITS PEERS AND THE LEHMAN BROTHERS ARIZONA ENHANCED MUNICIPAL BOND INDEX?
A. The primary reason for the fund's lag was its relatively heavy concentration in Aaa-rated insured bonds and its relatively light stake in higher-yielding Baa-rated bonds. Because they were in fairly strong demand and short supply, Baa-rated bonds outpaced their higher-quality counterparts during much of the year. The fund's emphasis on higher-quality bonds had to do with the fact that the spread - or difference - in yield between higher- and lower-quality bonds was quite small, especially when viewed from a historical basis. Using Fidelity's quantitative and fundamental research as a guide, it was determined that the small amount of extra yield offered by Baa-rated bonds generally wasn't enough to compensate for the additional risk associated with lower-quality securities.
Q. WHAT EXPLAINS THE FUND'S RELATIVELY HEAVY EMPHASIS ON BONDS WITH MATURITIES OF BETWEEN 10 AND 20 YEARS?
A. That maturity range offered an attractive amount of reward - or yield - given their interest-rate sensitivity. Generally speaking, the longer a bond's maturity the more yield it should pay. That extra yield reflects compensation for added "interest-rate" sensitivity, which is how much a bond's price will fluctuate when interest rates change. Over the past year, bonds with maturities of 20 years and longer generally weren't offering enough incremental yield for their added interest-rate sensitivity. By emphasizing intermediate bonds of between 10 and 20 years, the fund was able to capture most of the yield offered by longer-term bonds, and improve its risk/reward profile.
Q. THE FUND HAD A SMALL POSITION IN PUERTO RICO BONDS DURING THE YEAR. WHAT ROLE DO THEY PLAY IN AN ARIZONA FUND?
A. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states. When the supply of Arizona municipals is tight or their prices look expensive, the fund occasionally turns to Puerto Rico for more attractively priced securities.
Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
A. From historical measures, municipals are priced quite attractively compared to their U.S. Treasury counterparts. One indication of municipals' cheap prices is that their yields are roughly 90% of Treasury yields; historically, municipals yield between 65% and 80% of Treasuries. If municipal bond yields - which move in the opposite direction of their prices - move back to their historical relationship with Treasuries because of more favorable supply and demand conditions, I believe they are likely to perform relatively well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CHRISTINE THOMPSON ON THE
ARIZONA ECONOMY:
"Arizona's economy is one of the
strongest in the United States. Job
growth has been quite good and
unemployment stands at about 4%.
Once heavily dependent on resources
such as citrus, copper and cattle -
as well as tourism - the state's
business base is more diversified
today, which is a plus. That said, the
economic turmoil in Asia - which
accounts for a good portion of the
state's exports - could slow the
economy's growth somewhat. Arizona
companies export a variety of goods
to Asia, including electronics and
electronic equipment as well as
transportation equipment. Despite
a potential slowdown, the state
is expected to remain one of the
nation's fastest-growing economies."
(solid bullet) General obligation bonds (GOs) made up the fund's largest sector concentration at 26.4% of investments at the end of the period. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer, and is repaid with general revenue including taxes.
FUND FACTS
GOAL: high current tax-free
income for Arizona residents
by investing in investment-grade
municipal securities whose
interest is free from federal
and Arizona income taxes
FUND NUMBER: 434
TRADING SYMBOL: FSAMI
START DATE: October 11, 1994
SIZE: as of August 31, 1998,
more than $24 million
MANAGER: Christine Thompson,
since July 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1985
(checkmark)
SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF AUGUST 31, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     26.4          30.5

SPECIAL TAX            17.3          16.4

ELECTRIC REVENUE       12.4          10.7

WATER & SEWER          10.6          7.1

ESCROWED/PRE-REFUNDED  8.2           9.3

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1998
                                                 6 MONTHS AGO

YEARS  11.2                                      9.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1998
                                                 6 MONTHS AGO

YEARS  6.1                                       6.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1998 AS OF FEBRUARY 28, 1998
AAA 57.9%
AA, A 32.5%
BAA 3.9%
SHORT-TERM
INVESTMENTS 5.7%
AAA 52.7%
AA, A 33.9%
BA  7.4%
SHORT-TERM
INVESTMENTS 6.0%
ROW: 1, COL: 1, VALUE: 57.9
ROW: 1, COL: 2, VALUE: 32.5
ROW: 1, COL: 3, VALUE: 3.9
ROW: 1, COL: 4, VALUE: 5.7
ROW: 1, COL: 5, VALUE: NIL
ROW: 1, COL: 6, VALUE: NIL
ROW: 1, COL: 1, VALUE: 52.7
ROW: 1, COL: 2, VALUE: 33.9
ROW: 1, COL: 3, VALUE: 7.4
ROW: 1, COL: 4, VALUE: 6.0
ROW: 1, COL: 5, VALUE: NIL
ROW: 1, COL: 6, VALUE: NIL
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENTS AUGUST 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 94.3%
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - 87.9%
Arizona Health Facs. Auth. Hosp. Sys. Rev.
Rfdg. (St. Lukes Health Sys.) 7.25% 11/1/14
(Pre-Refunded to 11/1/03 @ 102) (d)  Aaa $ 375,000 $ 425,996
Arizona Trans. Board Excise Tax Rev.
 (Maricopa County Reg. Area):
  Rfdg.:
  Series A, 6.50% 7/1/04 (AMBAC Insured)  Aaa  100,000  112,528
Series B, 6% 7/01/05 (AMBAC Insured)  Aaa  150,000  166,250
 Series A:
  5.40% 7/1/01 (AMBAC Insured)  Aaa  1,000,000  1,042,190
   5.75% 7/1/04 (AMBAC Insured)  Aaa  440,000  478,144
   5.75% 7/1/05 (AMBAC Insured)  Aaa  400,000  437,436
Arizona Trans. Board Hwy. Rev. Rfdg.
Sub Series A:
  6.60% 7/1/08 (Pre-Refunded to
  7/1/01 @ 101.5) (d)  Aaa  200,000  217,734
  6.50% 7/1/11 (Pre-Refunded to
  7/1/01 @ 101.5) (d)  Aaa  300,000  325,803
Arizona Univ. Rev.:
Rfdg. 6% 7/1/06  A1  1,000,000  1,109,960 7% 7/1/15
 (Pre-Refunded to 7/1/02 @ 101) (d)  Aaa  500,000  559,465
Central Arizona Wtr. Conservation Dist. Contract
Rev. Rfdg. (Central Arizona Proj.):
 Series A, 5.50% 11/1/10  A1  375,000  407,501
  Series B, 6.30% 11/1/02 (MBIA Insured)  Aaa  200,000  215,618
Chandler Gen. Oblig.:
6.50% 7/1/10 (MBIA Insured)  Aaa  200,000  238,756
 6.50% 7/1/11 (MBIA Insured)  Aaa  225,000  269,415
Chandler Wtr. & Swr. Rev.
5.50% 7/1/15 (MBIA Insured)  Aaa  1,000,000  1,052,150
Cochise County Union School Dist. #68
(Sierra Vista) 9% 7/1/02 (FGIC Insured) (e)  Aaa  200,000  235,614
Flagstaff Gen. Oblig. 4.50%
7/1/13 (FGIC Insured)  Aaa  200,000  195,084
Glendale Ind. Dev. Auth. Edl. Facs.
Rev. Rfdg. (American Graduate School Int'l.)
6.55% 7/1/06 (Connie Lee Insured)
(Pre-Refunded to 7/1/05 @ 101) (d)  Aaa  150,000  172,820
Maricopa County Ctfs. of Prtn. 5.625% 6/1/00  Baa1  310,000  315,608
Maricopa County Hosp. Rev. Rfdg.
(Sun Health Corp.) 6.125% 4/1/18  Baa1  300,000  321,969
Maricopa County Ind. Dev. Auth. Hosp. Facs.
Rev. (Mayo Clinic Hosp.) 5.25% 11/15/37  AA+  1,000,000  1,007,380
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Maricopa County School Dist. Rfdg.:
 #1 Phoenix Elementary (Cap. Appreciation)
 Second Series, 0% 7/1/05 (MBIA Insured)  Aaa $ 500,000 $ 378,615
 #3 Tempe Elementary (Cap. Appreciation)
 0% 7/1/08 (AMBAC Insured)  Aaa  500,000  326,625
 #4 Mesa Univ. 5.25% 7/1/04 (FSA Insured)  Aaa  300,000  319,251
 #14 Creighton 6.50% 7/1/04
 (FGIC Insured) (b)  Aaa  200,000  225,720
Maricopa County Unified School Dist. #80
(Chandler) 6.60% 7/1/06 (FGIC Insured)  Aaa  400,000  465,272
Mesa Gen. Oblig. Rfdg. 5.70% 7/1/03
(FGIC Insured)  Aaa  250,000  269,300
Mohave County Ind. Dev. Auth. Ind. Dev. Rev.
(North Star Steel Co. Proj.) Series B,
5.50% 12/1/20  AA-  250,000  261,090
Navajo County Poll. Cont. Corp. Rev. Rfdg.
(Arizona Pub. Svc. Co.) Series A,
5.875% 8/15/28  Baa1  200,000  208,244
Phoenix Arpt. Rev. Series D,
6.40% 7/1/12 (MBIA Insured) (b)  Aaa  810,000  896,459
Phoenix Civic Impt. Corp. Arpt. Rev. Rfdg.
(Sr. Lien) 5.25% 7/1/09 (b)  Aa2  400,000  427,088
Phoenix Civic Impt. Corp. Wtr. Sys.
Rev. (Jr. Lien) 5.45% 7/1/19  Aa3  500,000  517,695
Phoenix Gen. Oblig.:
Rfdg. Series A, 7.50% 7/1/08  AA1  100,000  125,022 4.50% 7/1/18  AA1
400,000  374,980
Phoenix Str. & Hwy. User Rev. Rfdg.
(Jr. Lien) 6.25% 7/1/11 (MBIA Insured)  Aaa  250,000  272,660
Phoenix Wtr. Sys. Rev. Rfdg. 4.75% 7/1/01  Aa3  400,000  408,676
Pima County Ind. Dev. Auth. Rev.
Rfdg. (Healthpartners) Series A,
5.625% 4/1/14 (MBIA Insured)  Aaa  200,000  215,542
Pima County Unified School Dist. Rfdg.
 #1 Tucson:
  7.50% 7/1/10 (FGIC Insured)  Aaa  250,000  321,340
 5% 7/1/11 (FGIC Insured)  Aaa  500,000  515,815
 #10 Amphitheater (Cap Appreciation)
 0% 7/1/00 (FGIC Insured)  Aaa  300,000  280,605
Salt River Proj. Agric. Impt. & Pwr. Dist. Elec.
Sys. Rev.:
  Rfdg.:
   Series A, 5.75% 1/1/07  Aa2  300,000  331,110
   Series B, 6.50% 1/1/04  Aa2  400,000  447,232
  Series C, 6.25% 1/1/19  Aa2  500,000  533,265
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Scottsdale Gen. Oblig. Rfdg.:
 Series C, 6.375% 7/1/01  AA1 $ 250,000 $ 267,368
 5.50% 7/1/09  AA1  100,000  110,352
Scottsdale Str. & Hwy. User Rev. Rfdg.
5.50% 7/1/07  A1  800,000  873,768
Tempe Unified High School Dist. #213:
Rfdg. & Impt. 7% 7/1/08 (FGIC Insured)  Aaa  310,000  375,271
 (Project of 1994):
 Series B, 7% 7/1/03 (FGIC Insured)  Aaa  400,000  452,616
  Series C, 4% 7/1/12 (MBIA Insured)  Aaa  200,000  186,202
Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03
(FGIC Insured)  Aaa  200,000  224,598
Tucson Str. & Hwy. User Rev. (Senior Lien) Series A:
 Rfdg. 6% 7/1/10 (MBIA Insured)  Aaa  400,000  461,196
 7% 7/1/11 (MBIA Insured)  Aaa  300,000  375,441
Univ. of Arizona Rev. Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05  A1  400,000  437,252
Yuma County Hosp. Dist. #001,
6.35% 11/15/07 (Escrowed to Maturity) (d)  A  265,000  299,967
  21,493,058
PUERTO RICO - 6.4%
Puerto Rico Commonwealth Hwy. & Trans.
Auth. Hwy. Rev.:
  Series W, 5.50% 7/1/17  Baa1  100,000  102,555
  Series Y, 6.25% 7/1/08 (MBIA Insured)  Aaa  400,000  463,195
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series DD,
5% 7/1/28 (MBIA Insured)  Aaa  1,000,000  1,002,230
  1,567,980
TOTAL MUNICIPAL BONDS
(Cost $21,949,863)   23,061,038
MUNICIPAL NOTES (A) - 5.7%
ARIZONA - 5.7%
Coconino County Poll. Cont. Corp. Rev.
(Arizona Pub. Svc. Co. Navajo Proj.)
Series A, 3.65%, LOC Bank of America
Nat'l. Trust & Savings, VRDN (b)  P-1  500,000  500,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Pinal County Ind. Dev. Auth. Poll. Cont. Rev.
(Magma Copper Co./Newmont Mining Corp.)
3.50% LOC National Westminster Bank, VRDN P-1 $ 600,000 $ 600,000 Tempe Excise Tax Rev. 3.65% (BPA State Street Bank
& Trust Co.) VRDN  VMIG-1  300,000  300,000
TOTAL MUNICIPAL NOTES
(Cost $1,400,000)    1,400,000
TOTAL INVESTMENTS - 100%
(Cost $23,349,863)  $ 24,461,038
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
3 Municipal Bond Contracts   Dec. 1998 $ 379,219 $ (3,487)
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.6%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $23,561.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.5% AAA, AA, A 88.7%
Baa 3.9% BBB  2.6%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   26.4%
Special Tax    17.3
Electric Revenue   12.4
Water and Sewer   10.6
Escrowed/Pre-Refunded   8.2
Transportation   7.7
Education   6.3
Health Care   6.3
Others (individually less than 5%)   4.8
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $23,349,863. Net unrealized appreciation aggregated $1,111,175, of which $1,118,956 related to appreciated investment securities and $7,781 related to depreciated investment securities.
The fund hereby designates approximately $59,000 as a capital gain dividend for the purpose of the dividend paid deduction.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
                                                               AUGUST 31, 1998
ASSETS
INVESTMENT IN SECURITIES, AT VALUE (COST $23,349,863) -           $ 24,461,038

SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                    15,943

INTEREST RECEIVABLE                                                218,714

OTHER RECEIVABLES                                                  731

 TOTAL ASSETS                                                      24,696,426

LIABILITIES

PAYABLE TO CUSTODIAN BANK                               $ 54,815

PAYABLE FOR FUND SHARES REDEEMED                         24

DISTRIBUTIONS PAYABLE                                    22,676

ACCRUED MANAGEMENT FEE                                   11,476

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS         1,500

OTHER PAYABLES AND ACCRUED EXPENSES                      37

 TOTAL LIABILITIES                                                 90,528

NET ASSETS                                                        $ 24,605,898

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                   $ 23,461,246

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                 36,964
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON                      1,107,688
INVESTMENTS

NET ASSETS, FOR 2,240,414 SHARES OUTSTANDING                      $ 24,605,898

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE               $10.98
PER SHARE ($24,605,898 (DIVIDED BY) 2,240,414 SHARES)


STATEMENT OF OPERATIONS
                                                   YEAR ENDED AUGUST 31, 1998

INTEREST INCOME                                                   $ 1,053,581

EXPENSES

MANAGEMENT FEE                                         $ 118,342

NON-INTERESTED TRUSTEES' COMPENSATION                   78

 TOTAL EXPENSES BEFORE REDUCTIONS                       118,420

 EXPENSE REDUCTIONS                                     (2,189)      116,231

NET INTEREST INCOME                                                  937,350

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                  158,312

 FUTURES CONTRACTS                                      (29,356)     128,956

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:

 INVESTMENT SECURITIES                                  430,328

 FUTURES CONTRACTS                                      (9,943)     420,385

NET GAIN (LOSS)                                                     549,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                   $ 1,486,691
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                                        YEAR ENDED    YEAR ENDED
                                                        AUGUST 31,    AUGUST 31,
                                                        1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 937,350     $ 1,000,100
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                128,956       42,751

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    420,385       652,990

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         1,486,691     1,695,841
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (937,350)     (1,002,153)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                  (74,308)      (139,099)

 TOTAL DISTRIBUTIONS                                     (1,011,658)   (1,141,252)

SHARE TRANSACTIONS                                       7,504,699     4,675,739
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           861,678       961,326

 COST OF SHARES REDEEMED                                 (4,003,772)   (6,814,492)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         4,362,605     (1,177,427)
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                         1,870         1,023

  TOTAL INCREASE (DECREASE) IN NET ASSETS                4,839,508     (621,815)

NET ASSETS

 BEGINNING OF PERIOD                                     19,766,390    20,388,205

 END OF PERIOD                                          $ 24,605,898  $ 19,766,390

OTHER INFORMATION
SHARES

 SOLD                                                    689,025       441,693

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 79,146        90,544

 REDEEMED                                                (368,079)     (640,912)

 NET INCREASE (DECREASE)                                 400,092       (108,675)



FINANCIAL HIGHLIGHTS
                                      YEARS ENDED AUGUST 31,      OCTOBER 11, 1994
                                                                  (COMMENCEMENT
                                                                  OF OPERATIONS) TO
                                                                  AUGUST 31,

                                    1998      1997      1996      1995

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF       $ 10.740  $ 10.460  $ 10.640  $ 10.000
PERIOD

INCOME FROM INVESTMENT OPERATIONS    .473      .483      .514      .504
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED GAIN    .279      .351      (.022)    .637
(LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    .752      .834      .492      1.141

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME            (.473)    (.484)    (.514)    (.504)

 FROM NET REALIZED GAIN              (.040)    (.070)    (.160)    -

 TOTAL DISTRIBUTIONS                 (.513)    (.554)    (.674)    (.504)

REDEMPTION FEES ADDED TO PAID IN     .001      .000      .002      .003
CAPITAL

NET ASSET VALUE, END OF PERIOD      $ 10.980  $ 10.740  $ 10.460  $ 10.640

TOTAL RETURN B, C                     7.16%     8.16%     4.72%     11.74%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 24,606  $ 19,766  $ 20,388  $ 13,448
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE NET     .55%       .55%       .30%D    .06%A,D
ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .54%E      .53%E      .30%       .06%A
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME TO      4.35%      4.55%      4.82%      5.54%A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              25%        27%        32%        56%A

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998                      PAST 1  LIFE OF
                                                   YEAR    FUND

SPARTAN AZ MUNICIPAL MONEY MARKET                  3.41%   14.49%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE            3.08%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 436 money market funds.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998                      PAST 1  LIFE OF
                                                   YEAR    FUND

SPARTAN AZ MUNICIPAL MONEY MARKET                  3.41%   3.54%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE            3.08%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                                            8/31/98  6/1/98  3/2/98  12/1/97  9/1/97



SPARTAN ARIZONA MUNICIPAL                   3.01%    3.52%   3.20%   3.62%    3.21%
 MONEY MARKET



IF FIDELITY HAD NOT REIMBURSED              3.01%    3.37%   3.05%   3.47%    3.06%
 CERTAIN FUND EXPENSES



ALL TAX-FREE MONEY                          2.80%    3.22%   2.92%   3.28%    2.98%
 MARKET FUNDS AVERAGE



SPARTAN ARIZONA MUNICIPAL                   4.96%    5.80%   5.27%   5.96%    5.29%
 MONEY MARKET - TAX-EQUIVALENT



IF FIDELITY HAD NOT REIMBURSED              4.96%    5.55%   5.03%   5.72%    5.04%
 CERTAIN FUND EXPENSES



Row: 1, Col: 1, Value: 3.01
Row: 1, Col: 2, Value: 2.8
Row: 2, Col: 1, Value: 3.52
Row: 2, Col: 2, Value: 3.22
Row: 3, Col: 1, Value: 3.2
Row: 3, Col: 2, Value: 2.92
Row: 4, Col: 1, Value: 3.62
Row: 4, Col: 2, Value: 3.28
Row: 5, Col: 1, Value: 3.21
Row: 5, Col: 2, Value: 2.98
Spartan Arizona
Municipal Money
Market
All Tax-Free
Money Market
Funds Average
5% -
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 39.26%. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Spartan Arizona Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST YEAR?
A. Investors spent much of the period trying to determine whether the Federal Reserve Board would raise the fed funds rate - the rate banks charge each other for overnight loans - as a way to slow the economy and head off inflation. The economy continued to chug along at a fairly strong pace and unemployment numbers were incredibly low on an historical basis, dropping to 4.3% in April and ticking up only to 4.5% in July. But despite this period of continuing expansion, wage pressures - which can arise during periods of low unemployment when employers hike pay to attract or retain employees - did not emerge and inflation remained benign. Under normal circumstances, the possibility of future inflation created by this tight labor market likely would have led the Federal Reserve Board to raise the fed funds rate. But economic and financial turmoil in Asia and Russia - which intensified late in the period - kept the Fed on the sidelines during the year. In fact, the fed funds rate has remained unchanged at 5.5% for more than a year now.
Q. WHY WAS THE INTERNATIONAL TURMOIL ABLE TO OFFSET U.S. ECONOMIC STRENGTH IN THE FED'S DECISION ON MONETARY POLICY?
A. There were two reasons. For most of the year, the Fed didn't want to make the situation for international economies worse by raising short-term interest rates here. Higher U.S. interest rates would likely strengthen the U.S. dollar even more versus other nations' currencies, which could further harm their financial markets. In other words, the Fed was asking itself, "Why make the international markets more volatile by raising rates in the U.S.?" The other factor was the possibility that the international turmoil would translate into a reduction of U.S. net exports, which would likely have a dampening effect of its own on the U.S. economy and inflation. By the end of the period, this turmoil led many market participants to begin to expect that the Fed would actually lower rates to calm global financial markets and keep the U.S. economy on track.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. The fund's average maturity started the period at 32 days, a moderately defensive posture given the chance that interest rates might have moved higher. For much of the period, I purchased one-year fixed-rate bonds when I felt that their yields incorporated the possibility of an interest-rate increase. But as the international disruptions heated up, the yields on fixed-rate bonds offered less value because the market no longer expected the Fed to act. Initially, I focused more on short-term variable-rate securities, whose yields move up and down with rates as they change in the market. However, as the summer wore on and the likelihood of higher rates began to wane, I again purchased fixed-rate bonds to extend the fund's maturity. Given the uncertainty of the market, I wanted to maintain a neutral stance.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on August 31, 1998, was 3.01%, compared to 3.21% one year ago. The more recent seven-day yield was the equivalent of a 4.96% taxable rate of return for Arizona investors in the 39.26% combined state and federal income tax bracket. Through August 31, 1998, the fund's 12-month total return was 3.41%, compared to 3.08% for the all tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. As the international financial turmoil escalates, I believe the Fed has become much more concerned that the U.S. economy may eventually suffer. As the economy slows and inflation fears subside, the Fed may be much more likely to lower rates to keep the economy on solid ground. Therefore, I have adjusted my view and now feel that lower rates are very much a possibility. Typically, given this outlook I would further extend the fund's average maturity by buying longer-term fixed-rate bonds to lock in current rates. However, because of continued uncertainty in the markets, I plan to take a cautious approach, maintaining a neutral position relative to the fund's competitors until clearer evidence of a slowdown emerges.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for Arizona residents
by investing in investment-grade
municipal securities whose
interest is free from federal
and Arizona income taxes
FUND NUMBER: 434
TRADING SYMBOL: FSAMI
START DATE: October 11, 1994
SIZE: as of August 31, 1998,
more than $24 million
MANAGER: Scott Orr,
since 1997; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS       % OF FUND ASSETS  % OF FUND ASSETS  % OF FUND ASSETS
           8/31/98           2/28/98           8/31/97

  0 - 30   60                68                79

 31 - 90   24                14                15

 91 - 180  4                 10                0

181 - 397  12                8                 6

WEIGHTED AVERAGE MATURITY
                            8/31/98  2/28/98  8/31/97

SPARTAN ARIZONA MUNICIPAL   55 DAYS  38 DAYS  32 DAYS
 MONEY MARKET

ALL TAX-FREE MONEY MARKET   44 DAYS  43 DAYS  50 DAYS
 FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1998  AS OF FEBRUARY 28, 1998
Row: 1, Col: 1, Value: 53.0
Row: 1, Col: 2, Value: 19.0
Row: 1, Col: 3, Value: 1.6
Row: 1, Col: 4, Value: 1.6
Row: 1, Col: 5, Value: 25.0
Variable rate demand
notes (VRDNs) 63%
Commercial paper
(including CP mode) 27%
Tender bonds 1%
Municipal
notes 2%
Other 7%
Variable rate demand
notes (VRDNs) 54%
Commercial paper
(including CP mode) 19%
Tender bonds 1%
Municipal
notes 1%
Other 25%
Row: 1, Col: 1, Value: 62.0
Row: 1, Col: 2, Value: 27.0
Row: 1, Col: 3, Value: 1.6
Row: 1, Col: 4, Value: 2.6
Row: 1, Col: 5, Value: 7.0
*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENTS AUGUST 31, 1998
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ARIZONA - 95.3%
Apache County Ind. Dev. Auth. Rev.
(Imperial Components, Inc.) Series 1996, 3.40%,
LOC Harris Trust & Savings Bank, Chicago, VRDN (b) $ 2,000,000 $
2,000,000
Arizona Trans. Board Hwy. Rev. Bonds
Series A, 5.90% 7/1/99  2,000,000  2,037,155
Arizona Trans. Excise Board Bonds (Maricopa County Reg.
Area Road Fund) 5.50% 7/1/99  2,000,000  2,031,045
Chandler Gen. Oblig. Bonds 5.50% 7/1/99  2,150,000  2,182,990
Cochise County Poll. Cont. Solid Waste Rev. Bonds
(Arizona Elec. Pwr. Coop.) 3.55%, tender 9/1/98
(CFC Nat'l. Rural Util. Coop. Guaranteed) (b) 1,000,000 1,000,000 Flagstaff Ind. Dev. Auth. (Norton Envir., Inc.)
Series 1997, 3.50%, LOC Keybank, NA, VRDN (b)  2,600,000  2,600,000
Glendale Ind. Dev. Auth. Rev. (Superior Bedding Co.)
Series 1994, 3.40%, LOC Harris Trust & Savings Bank,
Chicago, VRDN (b)  1,900,000  1,900,000
Maricopa County Commty. College Dist.:
Bonds 4.50% 7/1/99  4,900,000  4,937,984
Participating VRDN, Series BTP-295, 3.35%
 (Liquidity Facility Bankers Trust Co.) (c) 1,305,000 1,305,000 Maricopa County Ind. Dev. Auth.
Multi-Family Hsg. Auth. Rev., VRDN:
 (Privado Park Apt. Proj.) Series 1994 A, 3.40%
 (Prime MFP VI LP)(Fannie Mae Guaranteed) (b) 2,000,000 2,000,000 (Shadow Creek Apt. Proj.) Series 1994 C, 3.40%
 (Prime MFP VI LP)(Fannie Mae Guaranteed) (b) 500,000 500,000 Maricopa County Poll. Cont. Rev.:
 Bonds (Southern California Edison Co.)
 Series 1985 E, 3.65% 9/11/98, CP Mode  1,000,000  1,000,000
(Arizona Pub. Svc.) Series 1994 E,
 3.30%, LOC Bank of America, VRDN  400,000  400,000
Mesa Ind. Dev. Auth. Western Health Network, Inc.
Participating VRDN, Series 1997 B, 3.41% (MBIA Insured)
(Liquidity Facility Caisse des Depots et Consignations) (c)  7,280,000
7,280,000
Mesa Muni. Dev. Corp. Bonds Series 1996 A-B, 3.85%
10/6/98, LOC Westdeutsche Landesbank, CP mode 5,000,000 5,000,000 Mohave County Ind. Dev. Auth. Ind. Dev. Rev. Bonds
(Citizens Util. Co.) Series 1993 E :
 3.65% 10/8/98, CP mode (b)  2,500,000  2,500,000
  3.60% 10/15/98, CP mode (b)  500,000  500,000
  3.60% 11/6/98, CP mode (b)  2,400,000  2,400,000
Phoenix Civic Impt. Senior Lien Arpt. Rev. Participating VRDN,
Series ML PA-405, 3.45% (FSA Insured)
(Liquidity Facility Merrill Lynch & Co.) (c) 1,920,000 1,920,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Phoenix Gen. Oblig. Rfdg. Participating VRDN,
Series ML PA-236, 3.45%
(Liquidity Facility Merrill Lynch & Co.) (c) $ 2,430,000 $ 2,430,000 Phoenix Ind. Dev. Auth., VRDN:
 Ind. Dev. Rev.:
  Rfdg. (V.A.W. of America Proj.) Series 1997,
  3.45%, LOC Nationsbank, NA (b)  1,000,000  1,000,000
  (Plastican Proj.) Series 1997, 3.40%,
  LOC Fleet Nat'l. Bank (b)  4,000,000  4,000,000
 Multi-Family Hsg. Rev.:
 (Bell Square Apt. Proj.) Series 1995, 3.45%
  (OEC the Lakes) LOC Gen. Elec. Cap. Corp. 2,000,000 2,000,000 (Heather Ridge Apt. Proj.) Series 1988, 3.40%
  (Ambassador VIII) (Fannie Mae Guaranteed) (b) 1,000,000 1,000,000 (Ventana Palms Apt.) Series 1994, 3.35%
  (Columbia Group) LOC Wells Fargo Bank (b) 5,310,000 5,310,000 Phoenix Ind. Dev. Auth. Multi-Family Hsg. Rev. Bonds
Series 1998 B, 3.75% 10/1/98 (FGIC Guaranteed) (b)  8,000,000
8,000,000
Phoenix Multi-Family Hsg. Rev.
(Paradise Shadows II Apt. Proj.) Series 1989, 3.40%,
LOC Citibank, NA, VRDN  1,900,000  1,900,000
Pima County Ind. Dev. Auth. Multi-Family Hsg. Rev.
(Quail Ridge Apt. B) 3.40% (Prime MFP VI LP)
(Fannie Mae Guaranteed) VRDN (b)  1,400,000  1,400,000
Pinal County Ind. Dev. Auth., VRDN:
Hosp. Rev. (Casa Grande Medical Ctr. Proj.) Series 1995,
 3.40%, LOC Chase Manhattan Bank  3,940,000  3,940,000
 Ind. Dev. Rev. (Sunbelt Refining Co. LP Proj.) Series 1988,
 3.40%, LOC Bankers Trust Co. (b)  1,240,000  1,240,000
Pinal County Ind. Dev. Poll. Cont. (Newmont Mining Corp./
Magma Copper Co. Proj.) Series 1984,
3.35%, LOC Nat'l. Westminster Bank PLC, VRDN  400,000  400,000
Salt River Proj. Agric. Impt. & Pwr. Dist., CP:
 3.80% 9/8/98 (Liquidity Facility Wells Fargo Bank,
 First Nat'l. Bank of Chicago)  1,000,000  1,000,000
 3.80% 9/9/98 (Liquidity Facility Wells Fargo Bank,
  First Nat'l. Bank of Chicago)   2,000,000  2,000,000
Sierra Vista Ind. Dev. Auth. Hosp. Rev. Bonds
(Sierra Vista Commty. Hosp. Proj.) 8.75% 12/1/98  4,000,000  4,167,223
Univ. of Arizona Sys. Rev. BAN Series 1997,
3.95% 10/1/98  1,000,000  1,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Yavapi County Ind. Dev. Auth. Ind. Dev. Rev. Bonds
(Citizens Util. Co.) Series1993:
  3.60% 10/15/98, CP mode (b) $ 1,800,000 $ 1,800,000
  3.60% 11/6/98, CP mode (b)  1,200,000  1,200,000
Yuma Ind. Dev. Auth. (Meadowcraft, Inc. Proj.) Series 1997,
3.45%, LOC Nationsbank, NA, VRDN (b)  2,000,000  2,000,000
  89,281,397
PUERTO RICO - 4.7%
Puerto Rico Pub. Impt. Rev.
Participating VRDN, Series ML PT-1025, 3.16%
(Liquidity Facility Merrill Lynch & Co.) (c) 4,425,000 4,425,000 TOTAL INVESTMENTS - 100% $ 93,706,397
Total Cost for Income Tax Purposes  $ 93,706,397
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
The fund hereby designates approximately $27,000 as a capital gain dividend for the purpose of the dividend paid deduction.
During the fiscal year ended August 31, 1998 100% of the funds income dividends was free from federal income tax and 46.95% of the funds income dividends was subject to the federal alternative minimum tax (unaudited).
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS




STATEMENT OF ASSETS AND LIABILITIES
                                                                 AUGUST 31, 1998

ASSETS
INVESTMENT IN SECURITIES, AT VALUE -                                $ 93,706,397
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                      582,617

INTEREST RECEIVABLE                                                  865,079

 TOTAL ASSETS                                                        95,154,093

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                $ 452,472

PAYABLE FOR FUND SHARES REDEEMED                          121,534

DISTRIBUTIONS PAYABLE                                     16,713

ACCRUED MANAGEMENT FEE                                    40,017

OTHER PAYABLES AND ACCRUED EXPENSES                       138

 TOTAL LIABILITIES                                                   630,874

NET ASSETS                                                          $ 94,523,219

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                     $ 94,496,577

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                  26,642

NET ASSETS, FOR 94,496,579 SHARES OUTSTANDING                       $ 94,523,219

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                 $1.00
PER SHARE ($94,523,219 (DIVIDED BY) 94,496,579 SHARES)


STATEMENT OF OPERATIONS
 YEAR ENDED AUGUST 31, 1998

INTEREST INCOME                                                     $ 3,376,348

EXPENSES

MANAGEMENT FEE                                         $ 453,461

NON-INTERESTED TRUSTEES' COMPENSATION                   333

 TOTAL EXPENSES BEFORE REDUCTIONS                       453,794

 EXPENSE REDUCTIONS                                     (126,981)     326,813

NET INTEREST INCOME                                                   3,049,535

NET REALIZED GAIN (LOSS) ON INVESTMENTS                               39,199

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,088,734


STATEMENT OF CHANGES IN NET ASSETS
                                                          YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,     AUGUST 31,
                                                          1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 3,049,535    $ 2,830,812
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  39,199         (1,821)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           3,088,734      2,828,991
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (3,049,535)    (2,830,812)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE   86,116,142     105,703,895
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    2,968,682      2,737,679

 COST OF SHARES REDEEMED                                   (82,735,176)   (103,046,509)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           6,349,648      5,395,065
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  6,388,847      5,393,244

NET ASSETS

 BEGINNING OF PERIOD                                       88,134,372     82,741,128

 END OF PERIOD                                            $ 94,523,219   $ 88,134,372


FINANCIAL HIGHLIGHTS
                                 YEARS ENDED AUGUST 31,          OCTOBER 11, 1994
                                                                 (COMMENCEMENT
                                                                 OF OPERATIONS) TO
                                                                 AUGUST 31,

                                   1998      1997      1996      1995

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF      $ 1.000   $ 1.000   $ 1.000   $ 1.000
PERIOD

INCOME FROM INVESTMENT OPERATIONS   .034      .033      .035      .034
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.034)    (.033)    (.035)    (.034)

NET ASSET VALUE, END OF PERIOD     $ 1.000   $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B, C                   3.41%      3.39%     3.52%     3.43%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000     $ 94,523  $ 88,134  $ 82,741  $ 52,566
OMITTED)

RATIO OF EXPENSES TO AVERAGE NET    .36%D      .35%D     .22%D     .06%A,D
ASSETS

RATIO OF NET INTEREST INCOME TO     3.36%      3.34%     3.44%     3.91%A
AVERAGE NET ASSETS

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Spartan Arizona Municipal Money Market
Fund (the money market fund) is a fund of Fidelity Union Street Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust
II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund and the money market fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the municipal money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures . The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates.
Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments.
Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $8,211,399 and $5,016,816, respectively.
3. PURCHASES AND SALES
OF INVESTMENTS - CONTINUED
INCOME FUND - CONTINUED
The market value of futures contracts opened and closed during the period amounted to $2,918,274 and $3,058,516, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management
& Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and money market fund, respectively.
FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $870 for the period.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the money market fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .35% of average net assets. For the period, the reimbursement reduced the expenses by $124,133.
In addition, FMR has entered into arrangements on behalf of each fund with the funds' custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. During the period, the fund's expenses were reduced by $2,189 and $2,848 for the income and money market fund, respectively, under these arrangements.
Effective August 1, 1998, the money market fund's expense limitation was eliminated.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and Fidelity Union
Street Trust II and the Shareholders of Spartan Arizona Municipal
Income Fund and Spartan Arizona Municipal Money Market Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
Spartan Arizona Municipal Income Fund (a fund of Fidelity Union Street
Trust) and Spartan Arizona Municipal Money Market Fund (a fund of
Fidelity Union Street Trust II) at August 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements")
are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material
misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used
and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan Arizona Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE      10/05/98
RECORD DATE   10/02/98
CAPITAL GAINS $.04

The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 7.92% of the fund's income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD
AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS
THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY
MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND
IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND
INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
SUB-ADVISER
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Boyce I. Greer, Vice President -
MONEY MARKET FUND
Scott A. Orr, Vice President -
MONEY MARKET FUND
Dwight D. Churchill, Vice President -
INCOME FUND
Christine J. Thompson, Vice President -
INCOME FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

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